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                                                                   EXHIBIT 10.64


                       QUOTA SHARE RETROCESSION AGREEMENT

                                 BY AND BETWEEN

                      PLATINUM UNDERWRITERS BERMUDA, LTD.

                                       and

                            PLATINUM RE (UK) LIMITED

                          DATED AS OF 26 November, 2002

         This Quota Share Retrocession Agreement (this "Agreement"), is made by and between Platinum Underwriters Bermuda, Ltd., a Bermuda-domiciled insurance company (the "Retrocessionaire"), and Platinum Re (UK) Limited, a United Kingdom-domiciled insurance company (the "Retrocedant").

ARTICLE 1 - BUSINESS COVERED

Retrocedant hereby obligates itself to retrocede to the Retrocessionaire and the Retrocessionaire hereby obligates itself to accept a fifty-five percent (55%) quota share of the reinsurance and retrocession contracts written by Retrocedant on or after the Effective Date other than reinsurance contracts retroceded to Retrocedant by any subsidiary or affiliate of The St. Paul Companies, Inc. (the "Reinsurance Contracts").

ARTICLE 2 -COMMENCEMENT AND TERMINATION

Subject to Article 14 (Security), this Agreement shall take effect and shall apply to all in-force new and renewal Reinsurance Contracts as of 12:01 a.m. London time on the day following receipt by Retrocedant of permission from the Financial Services Authority under Part IV of the Financial Services and Markets Act 2000 to conduct reinsurance business in the United Kingdom (the "Effective Date"). It shall remain continuously in force but may be terminated by either party giving at least 90 days notice in writing to the other party or by Retrocedent in accordance with Article 14 (Security).

Unless the Retrocedant elects to reassume the ceded unearned premium in force on the effective date of termination, and so notifies the Retrocessionaire, the Retrocessionaire shall remain liable hereunder for its pro rata share of the Retrocedant's liability under the Reinsurance Contracts until the expiration, cancellation or termination of all of the Retrocedant's liabilities under the Reinsurance Contracts.

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ARTICLE 3 - ORIGINAL CONDITIONS

All retrocessions assumed under this Agreement shall be subject to the same rates, terms, conditions, waivers and interpretations, and to the same modifications and alterations, as the respective Reinsurance Contracts.

This Agreement is solely between the Retrocedant and the Retrocessionaire, and in no instance shall any other party have any rights under this Agreement except as expressly provided otherwise in the Insolvency Article.

ARTICLE 4 - PREMIUMS AND COMMISSION

As premium for the reinsurance provided hereunder, the Retrocedant shall retrocede to the Retrocessionaire fifty-five percent (55%) of the net premium ceded to the Retrocedant under the Reinsurance Contracts. Net Premium is defined as Gross Premium ceded to the Retrocedant under the Reinsurance Contracts less:
(1) return premiums, (2) applicable ceding and other commissions, (3) brokerage,
(4) ceded reinsurance premium, (5) taxes, and (6) other expenses associated with underwriting. Gross Premium is defined as the total sum of all premiums associated with Reinsurance Contracts ceded to the Retrocedant, before any deductions.

ARTICLE 5 - TERRITORY

Coverage applies within the territorial limits of the Reinsurance Contracts covered hereunder.

ARTICLE 6 - INURING REINSURANCE

It is understood and agreed that when the Retrocedant warrants that it is in the best interest of the Retrocedant and the Retrocessionaire, Retrocedant may purchase facultative reinsurance and any other treaty reinsurance. The premium for said inuring reinsurance that inures to the benefit of the Retrocessionaire will be deducted from the premium hereunder. All reinsurance purchased by the Retrocedant inures to the benefit of the Retrocessionaire unless specifically noted in Addendum A.

ARTICLE 7 - LOSS AND LOSS EXPENSE

The Retrocessionaire shall be liable for fifty-five percent (55%) of all loss, loss adjustment expenses and other payment obligations as incurred by Retrocedant under the Reinsurance Contracts on and after the Effective Date.

ARTICLE 8 - REPORTS AND REMITTANCES

Within 30 days after the close of each month, the Retrocedant will furnish the Retrocessionaire with a report summarizing the written premium ceded less return premium, allowances, commission , premiums for inuring reinsurance, losses paid, loss adjustment expense paid, monies recovered, and net balance due either party. In addition, the Retrocedant will furnish the Retrocessionaire a monthly statement showing the unearned premium, the total reserves for outstanding losses including loss adjustment expense, a breakdown for paid and outstanding catastrophe losses and loss adjustment expense, and such other information as may be required by the Retrocessionaire for completion of its annual statements or other filings.

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The net balance will be paid within 45 days after the close of the respective month. Should payment due from the Retrocessionaire exceed (pound)2,000,000 as respects any one loss, the Retrocedant may give the Retrocessionaire notice of payment made or its intention to make payment on a certain date. If the Retrocedant has paid the loss, payment will be made by the Retrocessionaire immediately. If the Retrocedant intends to pay the loss by a certain date and has submitted a satisfactory proof of loss or similar document, payment will be due from the Retrocessionaire twenty-four 24 hours prior to the date, provided the Retrocessionaire has a period of seven (7) days after receipt of said notice to dispatch the payment. Cash loss amounts specifically remitted by the Retrocessionaire as set forth herein will be credited to its next monthly account.

ARTICLE 9 - ACCESS TO RECORDS

The Retrocessionaire and its designated representatives shall have free access at any reasonable time to all records of the Retrocedant which pertain in any way to this Agreement.

ARTICLE 10 - ARBITRATION

All disputes and differences arising under or in connection with this Agreement shall be referred to arbitration under the Arbitration Rules of the A.I.D.A. Reinsurance and Insurance Arbitration Society of the UK ("ARIAS (UK)").

The Arbitration Tribunal shall consist of three arbitrators, one to be appointed by the Claimant, one to be appointed by the Respondent and the third to be appointed by the two appointed arbitrators.

The third member of the Tribunal shall be appointed as soon as practicable (and no later than 28 days) after the appointment of the two party-appointed arbitrators. The Tribunal shall be constituted upon the appointment of the third arbitrator.

The Arbitrators shall be persons (including those who have retired) with not less than ten years' experience of insurance or reinsurance within the industry or as lawyers or other professional advisers serving the industry.

Where a Party fails to appoint an arbitrator within 14 days of being called upon to do so or where the two party-appointed arbitrators fail to appoint a third within 28 days of their appointment, then upon application ARIAS (UK) will appoint an arbitrator to fill the vacancy. At any time prior to appointment by ARIAS (UK) the Party or arbitrators in default may make such appointment.

The Tribunal may in its sole discretion make such orders and directions as it considers to be necessary for the final determination of the matters in dispute. The Tribunal shall have the widest discretion permitted under the law governing the arbitral procedure when making such order or directions.

The seat of arbitration shall be London.

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ARTICLE 11 - INSOLVENCY

In the event of the insolvency of the Retrocedant, this reinsurance shall be payable directly to the Retrocedant, or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Retrocedant without diminution because of the insolvency of the Retrocedant or because the liquidator, receiver, conservator or statutory successor of the Retrocedant has failed to pay all or a portion of any claim.

It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Retrocedant shall give written notice to the Retrocessionaire of the pendency of a claim against the Retrocedant indicating the policy or bond reinsured, which claim would involve a possible liability on the part of the Retrocessionaire within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership, and that during the pendency of such claim, the Retrocessionaire may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses that it may deem available to the Retrocedant or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Retrocessionaire shall be chargeable, subject to the approval of the court, against the Retrocedant as part of the expense of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Retrocedant solely as a result of the defense undertaken by the Retrocessionaire.

As to all reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement, the reinsurance shall be payable as set forth above by the Retrocessionaire to the Retrocedant or to its liquidator, receiver, conservator or statutory successor, except (1) where the Reinsurance Contracts specifically provide another payee in the event of the insolvency of the Retrocedant, or (2) where the Retrocessionaire with the consent of the insured or reinsureds, have assumed such Reinsurance Contract obligations of the Retrocedant as direct obligations of the Retrocessionaire to the payees under such Reinsurance Contracts and in substitution for the obligations of the Retrocedant to such payees.

ARTICLE 12 - OFFSET

The Retrocedant and the Retrocessionaire shall have the right to offset any balance or amounts due from one party to the other under the terms of this Agreement. The party asserting the right of offset may exercise such right at any time whether the balances due are on account of premiums, losses or otherwise.

ARTICLE 13 - ERRORS AND OMISSIONS

Any inadvertent delay, omission, error or failure made in connection with this Agreement shall not relieve either party hereto from any liability which would attach hereunder if such delay, omission, error or failure had not been made.

ARTICLE 14 - SECURITY

As a condition precedent to this Agreement, Retrocessionaire shall execute:

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         A.       the custody and investment accounting agreement with State
                  Street Bank and Trust Company ("Custodian") in the form attached as Schedule 1 (the "Custody Agreement");

         B. the control agreement between Retrocedent, Retrocessionaire and Custodian in the form attached as Schedule 2 (the "Control Agreement");

         C. the discretionary investment advisory agreement with Alliance Capital Management L.P. ("Investment Manager") in the form attached as Schedule 3 (the "Investment Advisory Agreement"); and

         D. the security agreement, pursuant to which Retrocessionaire grants a continuing first priority security interest in collateral accounts established with Custodian pursuant to the Custody Agreement, in the form attached as Schedule 4 (the "Security Agreement").

Retrocessionaire undertakes to notify Retrocedent in writing immediately upon becoming aware of the occurrence of a Relevant Event under the Security Agreement. Upon becoming aware of any such Relevant Event, Retrocedent shall be entitled, upon notice in writing to Retrocessionaire, to terminate this Agreement with immediate effect. Upon termination, Retrocessionaire shall within seven days account to Retrocedent for all amounts owing to Retrocedent pursuant to this Agreement, and the provisions of Article 12 (Offset) shall apply.

No delay by Platinum UK in enforcing its rights under this Agreement or other forbearance by Platinum UK shall be taken to be a waiver of such rights.

ARTICLE 15 - MISCELLANEOUS PROVISIONS

         A. Severability. If any term or provision of this Agreement shall be held void, illegal, or unenforceable, the validity of the remaining portions or provisions shall not be affected thereby.

         B. Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other. The provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns as permitted herein.

         C. Execution in Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         D. Headings. Headings used herein are not a part of this Agreement and shall not affect the terms hereof.

         E. Amendments; Entire Agreement. This Agreement may be amended only by written agreement of the parties. This Agreement together with the Custody Agreement, the

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                  Control Agreement, the Investment Advisory Agreement and the
                  Security Agreement supersede all prior discussions and written and oral agreements and constitutes the sole and entire agreement between the parties with respect to the subject matter hereof.

         F. Governing Law. This Agreement shall be governed by the laws of England.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                                     Platinum Underwriters Bermuda, Ltd.

                                     By: /s/ Barton W. Hedges
                                         ---------------------------------------
                                         Name:  BARTON W. HEDGES
                                         Title: CHIEF OPERATING OFFICER

                                     Platinum Re (UK) Limited By:

                                     By: /s/ T. Mahoney
                                         ---------------------------------------
                                         Name : T. MAHONEY
                                         Title: CEO

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                                   Addendum A

                                      None

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                                   Schedule 1

                                Custody Agreement

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                  CUSTODIAN AND INVESTMENT ACCOUNTING AGREEMENT

         THIS AGREEMENT is made as of _____________, 2002, by and among STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("STATE STREET") and each OF PLATINUM UNDERWRITERS HOLDINGS, LTD., a Bermuda company; PLATINUM REGENCY HOLDINGS, an Irish holding company; PLATINUM UNDERWRITERS FINANCE, INC., a Delaware corporation; PLATINUM UNDERWRITERS BERMUDA, LTD., a Bermuda company; and PLATINUM RE (UK) LIMITED, a company organized under the laws of England and Wales (each, a "COMPANY").

                                   WITNESSETH:

         WHEREAS, the Company is the owner of certain assets; and

         WHEREAS, the Company desires to retain State Street to act as custodian of such assets, and State Street is willing to provide services to the Company upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1.        EMPLOYMENT OF STATE STREET AND PROPERTY TO BE HELD BY IT.

The Company hereby employs State Street as the custodian of certain assets held in one or more accounts (collectively, the "ACCOUNT"), including securities which the Company desires to be held in places within the United States ('DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). State Street shall not be responsible for any property of the Company not delivered to State Street. State Street shall maintain separate books and records for the assets of each Company.

         Upon receipt of "PROPER INSTRUCTIONS" (as such term is defined in Section 4 hereof), State Street shall on behalf of the Company from time to time to employ one or more sub-custodians located in the United States. State Street may employ as sub-custodian for the Company's foreign securities foreign banking institutions and foreign securities depositories, but only in accordance with the applicable provisions of Section 3. State Street shall have no more or less responsibility or liability to the Company on account of any actions or omissions of any such subcustodian so employed than any such sub-custodian has to State Street, provided that State Street has not acted with negligence or engaged in fraud or willful misconduct in choosing and monitoring such sub-custodian.

SECTION 2. DUTIES OF STATE STREET WITH RESPECT TO PROPERTY OF THE ACCOUNT HELD BY STATE STREET IN THE UNITED STATES.

         Section 2.1 Holding Securities. State Street shall hold and physically segregate for the account of the Company all non-cash property, to be held by it in the United States including all

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domestic securities owned by the Company other than securities which are maintained pursuant to Section 2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. SECURITIES SYSTEM").

         Section 2.2 Delivery Of Securities. State Street shall release and deliver domestic securities of the Account held by State Street or in a U.S. Securities System account of State Street only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1. Upon sale of such securities for the account of the Company and receipt of payment therefor;

         2. Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Company;

         3. In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8. hereof;

         4. To the depository agent in connection with tender or other similar offers for securities of the Account;

         5. To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to State Street;

         6. To the issuer thereof, or its agent for transfer into the name of the Company or into the name of any nominee or nominees of State Street or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1 provided that where they are not transferred into the name of the Company that State Street shall reflect in its books and records that the assets are held on behalf of the Company; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new investments are to be delivered to State Street.

         7. Upon the sale of such securities for the account of the Company, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, State Street shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from State Street's own negligence or willful misconduct;

         8. For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such

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                  securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to State Street;

         9. In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to State Street;

         10. For delivery in connection with any loans of securities made by the Company, but only against receipt of adequate collateral as agreed upon from time to time by State Street and the Company, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to State Street's account in the book-entry system authorized by the U.S. Department of the Treasury, State Street will not be held liable or responsible for the delivery of securities prior to the receipt of such collateral;

         11. For delivery as security in connection with any borrowings by the Company requiring a pledge of Account assets, but only against receipt of amounts borrowed;

         12. For delivery in accordance with the provisions of any agreement among the Company, State Street and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Company;

         13. For delivery in accordance with the provisions of any agreement among the Company, State Street, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission ("CFTC") and/or any contract market, or any similar organization or organizations, regarding deposits in connection with transactions by the Company;

         14. For any other purpose, but only upon receipt of Proper Instructions from the Company, specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, and naming the person or persons to whom delivery of such securities shall be made.

         Section 2.3 Registration Of Securities. Domestic securities held by State Street (other than bearer securities) shall be registered in the name of the Company or in the name of any nominee of the Company or of any nominee of State Street which nominee shall be assigned exclusively with respect to the Account, or in the name or nominee name of any agent appointed

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pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by State Street on behalf of the Company under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Company directs State Street to maintain Account securities in "street name," State Street shall use reasonable efforts only to timely collect income due to the Company on such securities and to notify the Company of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

         Section 2.4 Bank Accounts. State Street shall open and maintain a separate bank account or accounts in the United States in the name of the Company, subject only to draft or order by State Street acting pursuant to the terms of this Agreement on behalf of the Company, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the Account. Funds held by State Street for the Account may be deposited by State Street to its credit as custodian in the banking department of State Street or in such other banks or trust companies as it may in its discretion deem necessary or desirable. Such funds shall be deposited by State Street in its capacity as custodian and shall be withdrawable by State Street only in that capacity.

         Section 2.5 Collection Of Income. Subject to the provisions of Section 2.3, State Street shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which the Company shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by State Street or its agent, and shall credit such income, as collected, to the Account. Without limiting the generality of the foregoing, State Street shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due on securities loaned pursuant to the provisions of Section 2.2(10) shall be the responsibility of the Company. State Street will have no duty or responsibility in connection therewith, other than to provide the Company with such information or data as may be necessary to assist the Company in arranging for the timely delivery to State Street of the income to which the Company is properly entitled.

         Section 2.6 Payment Of Account Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out monies in the following cases only:

         1. Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the Account, but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to State Street (or any bank, banking firm or trust company doing business in the United States or abroad as a custodian which has been designated by State Street as its agent for this purpose) registered in the name of the Company or in the name of a nominee of the Company or of State Street referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase

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                  effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of repurchase agreements entered into between the Company and State Street, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting State Street's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Company of securities owned by State Street along with written evidence of the agreement by State Street to repurchase such securities from the Company; or (d) for transfer to a time deposit account of the Company in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Company as defined herein;

         2. In connection with conversion, exchange or surrender of securities as set forth in Section 2.2 hereof;

         3. For the payment of any expense or liability incurred by the Company, including but not limited to the following payments for the Account: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses thereof whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         4. For payment of the amount of dividends received in respect of securities sold short;

         5. For any other purpose, but only upon receipt of Proper Instructions from the Company specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

         Section 2.7 Appointment Of Agents. State Street may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company as its agent to carry out such of the provisions of this Section 2 as State Street may from time to time direct; provided, however, that the appointment of any agent shall not relieve State Street of its responsibilities or liabilities hereunder.

         Section 2.8 Deposit Of Account Assets In U.S. Securities Systems. State Street may deposit and/or maintain securities of the Account in a U.S. Securities System subject to the following provisions:

         1. State Street may keep securities of the Company in a U.S. Securities System provided that such securities are represented in an account of State Street in the U.S. Securities System ("U.S. SECURITIES SYSTEM ACCOUNT"} which account shall not include any assets of State Street other than assets held as a fiduciary, custodian or otherwise for customers;

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         2.       The records of State Street with respect to securities of the
                  Company which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Company;

         3. State Street shall pay for securities purchased for the Account upon (a) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (b) the making of an entry on the records of State Street to reflect such payment and transfer for the Account. State Street shall transfer securities sold for the Account upon (a) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System Account, and (b) the making of an entry on the records of State Street to reflect such transfer and payment for the Account. Copies of all advices from the U.S. Securities System of transfers of securities for the Account shall identify the Company, be maintained for the Company by State Street and be provided to the Company at its request. Upon request, State Street shall furnish the Company confirmation of each transfer to or from the Account in the form of a written advice or notice and shall furnish to the Company copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System with respect to the Account;

         4. State Street shall provide the Company with any report obtained by State Street on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

         5. Anything to the contrary in this Agreement notwithstanding, State Street shall be liable to the Company for any loss or damage to the Company resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of State Street or any of its agents or of any of its or their employees or from failure of State Street or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Company, it shall be entitled to be subrogated to the rights of State Street with respect to any claim against the U.S. Securities System or any other person which State Street may have as a consequence of any such loss or damage if and to the extent that the Company has not been made whole for any such loss or damage.

         Section 2.9 Segregated Account. State Street shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of the Company, into which account or accounts shall be transferred cash and/or securities, including securities maintained in an account by State Street pursuant to Section 2.8 hereof (a) in accordance with the provisions of any agreement among the Company, State Street and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Company, (b) for purposes of segregating cash or government securities in connection with options purchased or sold by the Company or commodity futures contracts or options thereon purchased or sold by the Company, and (c) for any other purpose upon receipt of Proper Instructions from the Company.

         Section 2.10 Ownership Certificates for Tax Purposes. State Street shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of the Account held by it and in connection with transfers of securities.

         Section 2.11 Proxies. State Street shall, with respect to the domestic securities held by it hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Company or a nominee of the Company, all proxies without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Company such proxies, all proxy soliciting materials and all notices received relating to such securities.

         Section 2.12 Communications Relating To Securities. Subject to the provisions of Section 2.3, State Street shall transmit promptly to the Company all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Company and the maturity of futures contracts purchased or sold by the Company) received by State Street from issuers of the securities being held for the Company. With respect to tender or exchange offers, State Street shall transmit promptly to the Company all written information received by State Street from issuers of the securities whose tender or exchange is sought and from the party (or its agents) making the tender or exchange offer. If the Company desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Company shall notify State Street at least three business days prior to the date on which State Street is to take such action.

SECTION 3. DUTIES OF STATE STREET WITH RESPECT TO PROPERTY OF THE ACCOUNT HELD OUTSIDE THE UNITED STATES.

         Section 3.1 Definitions. As used throughout this Agreement, the following capitalized terms shall have the indicated meanings:

"FOREIGN ASSETS" means any of the Company's investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Company's transactions in such investments.

"FOREIGN SECURITIES SYSTEM" means a system for the central handling of securities or equivalent book-entries in the country where it is incorporated, or a transnational system for the central handling of securities or equivalent book-entries.

"FOREIGN SUB-CUSTODIAN' means a foreign banking institution, including a majority-owned or indirect subsidiary of a United States bank, bank holding company, or a foreign branch of a United States bank.

         Section 3.2 Holding Securities. State Street shall identify on its books as belonging to the Company the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. State Street may hold foreign securities for all of its customers, including the Company, with any Foreign Sub-Custodian in an account that is identified as belonging to State Street for the benefit of its customers, provided however, that (a) the records of State Street with respect to foreign securities of the Company which are maintained in such account shall identify those securities as belonging to the Company and
(b), to the extent permitted and customary in the market in which the account is maintained, State Street shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

         Section 3.3 Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by State Street or a Foreign Sub-Custodian, as applicable, in such country.

         Section 3.4     Transactions in Foreign Custody Account.

                  3.4.1 Delivery of Foreign Assets. State Street or a Foreign Sub-Custodian shall release and deliver foreign securities of the Company held by State Street or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         (i) upon the sale of such foreign securities for the Company in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

         (ii) in connection with any repurchase agreement related to foreign securities;

         (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Company;

         (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

         (v) to the issuer thereof, or its agent, for transfer into the name of State Street (or the name of the respective Foreign Sub-Custodian or of any nominee of State Street or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

                  (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

                  (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

                  (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

                  (ix) for delivery as security in connection with any borrowing by the Company requiring a pledge of assets by the Company;

                  (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

                  (xi)     in connection with the lending of foreign securities;
                           and

                  (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

                  3.4.2 Payment of Fund Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, State Street shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of the Company in the following cases only:

                  (i) upon the purchase of foreign securities for the Company, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

                  (ii) in connection with the conversion, exchange or surrender of foreign securities of the Company;

                  (iii) for the payment of any expense or liability of the Company, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

                  (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Company, including transactions executed with or through State Street or its Foreign Sub-Custodians;

                  (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

                  (vi) for payment of part or all of the dividends received in respect of securities sold short;

                  (vii) in connection with the borrowing or lending of foreign securities; and

                  (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

                  3.4.3 Market Conditions. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Company and delivery of Foreign Assets maintained for the account of the Company may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

State Street shall provide to the Company from time to time information with respect to custody and settlement practices in countries in which State Street employs a Foreign Sub-Custodian.

         Section 3.5 Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the Company or in the name of State Street or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Company agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. State Street or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of the Company under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

         Section 3.6 Bank Accounts. State Street shall identify on its books as belonging to the Company cash (including cash denominated in foreign currencies) deposited with State Street.

Where State Street is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of State Street, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of the Company with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by State Street (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement on behalf of the Company to hold cash received by or from or for the account of the Company. Cash maintained on the books of State Street (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

         Section 3.7 Collection of Income. State Street shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Company shall be entitled and shall credit such income, as collected, to the Company. In the event that extraordinary measures are required to collect such income, the Company and State Street shall consult as to such measures and as to the compensation and expenses of State Street relating to such measures.

         Section 3.8 Shareholder Rights. With respect to the foreign securities held pursuant to this Section 3, State Street will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Company acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Company to exercise shareholder rights.

         Section 3.9 Communications Relating to Foreign Securities. State Street shall transmit promptly to the Company written information with respect to materials received by State Street via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Company (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, State Street shall transmit promptly to the Company written information with respect to materials so received by State Street from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. State Street shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Company at any time held by it unless (i) State Street or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) State Street receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which State Street is to take action to exercise such right or power.

         Section 3.10 Liability of Foreign Sub-Custodians. Each agreement pursuant to which State Street employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, State Street from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Company's election, it shall be entitled to be subrogated to the rights of State Street with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Company has not been made whole for any such loss, damage, cost, expense, liability or claim.

         Section 3.11 Tax Law. State Street shall have no responsibility or liability for any obligations now or hereafter imposed on the Company or State Street as custodian for the Company by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Company to notify State Street of the obligations imposed on the Company or State Street as custodian for the Company by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of State Street with regard to such tax law shall be to use reasonable efforts to assist the Company with respect to any claim for exemption or refund under the tax law of countries for which the Company has provided such information.

         Section 3.12 Liability of State Street. State Street shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to subcustodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, State Street shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

SECTION 4.        PROPER INSTRUCTIONS.

Proper Instructions as used throughout this Agreement means a writing signed or initialed by one or more of such persons as the Company shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if State Street reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Company shall cause all oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices, provided that the Company and State Street agree to security procedures, including but not limited to, the security procedures selected by the Company in the Funds Transfer Operating Guidelines attached hereto. Proper Instructions may also include joint instructions as described in the Control Agreement by and among Platinum Underwriters Bermuda, Ltd.; Platinum Re (UK) Limited; and State Street but only when the instructions relate to the Collateral Accounts established under the Control Agreement.

SECTION 5.        ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY.

State Street may in its discretion, without express authority from the Company:

                  1. Make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Company;

                  2. Surrender securities in temporary form for securities in definitive form;

                  3. Endorse for collection, in the name of the Company, checks, drafts and other negotiable instruments; and

                  4. In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Account except as otherwise directed by the Company.

SECTION 6.        EVIDENCE OF AUTHORITY.

State Street shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the Company. State Street may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company ('CERTIFIED RESOLUTION") as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Company as described in such resolution, and such resolution may be considered as in full force and effect until receipt by State Street of written notice to the contrary.

SECTION 7.        DUTIES WITH RESPECT TO ACCOUNTS AND RECORDS AND VALUATION OF
                  ASSETS.

         Section 7.1 Accounts and Records. State Street will prepare and maintain, under the direction of and as interpreted by Company, Company's accountants and/or other advisors, in complete, accurate and current form certain accounts and records with respect to portfolio transactions and as set forth on Exhibit A hereto, and as otherwise agreed upon by the parties. Company will advise State Street in writing of all applicable record retention requirements. State Street will preserve such accounts and records during the term of this Agreement in the manner and for the periods agreed upon by the parties. Company will furnish, in writing or its electronic or digital equivalent, accurate and timely information needed by State Street to complete such accounts and records when such information is not readily available from generally accepted securities industry services or publications.

         Section 7.2 Delivery of Accounts and Records. Company will turn over or cause to be turned over to State Street all accounts and records needed by State Street to perform its duties and responsibilities hereunder fully and properly. State Street may rely conclusively on the completeness and correctness of such accounts and records.

         Section 7.3 Accounts and Records Property of Company. State Street acknowledges that all of the accounts and records maintained by State Street pursuant hereto are the property of Company, and will be made available to Company for inspection or reproduction within a reasonable period of time, upon demand. State Street will assist Company's independent auditors, or upon the prior written approval of Company, or upon demand, any regulatory body, in any requested review of Company's accounts and records, provided that Company will reimburse State Street for all expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from Company of the necessary information or instructions, State Street will supply information from the books and records it maintains for Company that Company may reasonably request for tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as Company and State Street may agree upon from time to time.

         Section 7.4 Valuation of Assets. State Street will value the Assets of the Account in accordance with Company's Proper Instructions utilizing the information sources designated by Company ("PRICING SOURCES") on the Price Source and Methodology Authorization Matrix, incorporated herein by this reference.

SECTION 8.        RECORDS.

State Street shall, at the Company's request, supply the Company with a tabulation of securities owned by the Company and held by State Street and shall, when requested to do so by the Company and for such compensation as shall be agreed upon between the Company and State Street, include certificate numbers in such tabulations. State Street may create and maintain additional records relating to its activities and obligations under this Agreement in such manner as shall be agreed between State Street and the Company.

SECTION 9.        REPORTS TO COMPANY BY INDEPENDENT PUBLIC ACCOUNTANTS.

State Street shall provide the Company, at such times as the Company may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System, relating to the services provided by State Street under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Company to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 10.       COMPENSATION OF STATE STREET.

State Street shall be entitled to compensation for its services and expenses in accordance with Schedule A hereto for the term of this Agreement.

SECTION 11.       RESPONSIBILITY OF STATE STREET.

So long as and to the extent that it is in the exercise of reasonable care, State Street shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. State Street shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to the Company for any action taken or omitted by it in good faith without negligence, including, without limitation, acting in accordance with any Proper Instruction. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Company) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. State Street shall be without liability to the Company for any loss, liability, claim or expense resulting from or caused by any factors reasonably related to the systemic risk of holding foreign assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Foreign Securities System operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of foreign assets held in custody in that country.

Except as may arise from State Street's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, State Street shall be without liability to the Company for any loss, liability, claim or expense resulting from or caused by: (a) events or circumstances beyond the reasonable control of State Street or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (b) errors by the Company or its duly-authorized investment manager or investment advisor in their instructions to State Street provided such instructions have been given in accordance with this Agreement; (c) the insolvency of or acts or omissions by a Securities System; (d) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to State Street's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (e) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of State Street, the Company, State Street's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (f) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and
(g) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

State Street shall be liable for the acts or omissions of a Foreign Sub-custodian hereunder to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If the Company requires State Street to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of State Street, result in State Street or its nominee assigned to the Company being liable for the payment of money or incurring liability of some other form, the Company, as a prerequisite to requiring State Street to take such action, shall provide indemnity to State Street in an amount and form satisfactory to it.

If the Company requires State Street, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that State Street or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Company shall be security therefor and should the Company fail to repay State Street promptly, State Street shall be entitled to utilize available cash and to dispose of the Company's assets to the extent necessary to obtain reimbursement.

In no event shall State Street be liable for indirect, special or consequential damages.

SECTION 12.       TERM AND TERMINATION.

This Agreement shall become effective as of the date first above written. The initial term of this Agreement is for a period of three (3) years. Thereafter, either Company or State Street may terminate this Agreement by notice in writing, delivered or mailed, postage prepaid, to the other party and received not less than ninety (90) days prior to the date upon which such termination will take effect. Upon termination hereof:

         1. Company shall (a) pay to State Street such compensation as may be due as of the date of such termination and shall likewise reimburse State Street for its costs, expenses and disbursements, (b) designate a successor recordkeeper (which may be Company) by Proper Instruction; and (c) designate a successor custodian (which may be Company) by Proper Instruction.

         2. Upon payment of all sums due to it from Company, State Street shall (a) deliver all accounts and records to the successor recordkeeper (or, if none, to Company) at the office of State Street; and (b) deliver to the successor custodian at the office of State Street, duly endorsed and in the form for transfer, all Assets of Company then held by it hereunder and shall transfer to an account of the successor custodian all of the Assets of Company held in any Securities System.

In the event that no successor custodian has been designated on or before the date when such termination shall become effective, then State Street shall have the right to deliver to a bank or trust company, which is a bank doing business in the United States (including any state) of its own selection and having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $10,000,000 all Assets held by State Street, its agents or its subcustodians on behalf of Company and all instruments held by State Street, its agents or its subcustodians relative thereto and all other property held by it hereunder and to transfer to an account of such successor custodian all of the Assets held in any Securities System. Thereafter, such bank or trust company shall be the successor of State Street hereunder.

In the event that Assets remain in the possession of State Street after the date of termination hereof owing to failure of Company to designate a successor custodian, State Street shall be entitled to fair compensation for its services during such period as State Street retains possession of such Assets, and the provisions hereof relating to the duties and obligations of State Street as custodian shall remain in full force and effect. In the event that accounts and records remain in the possession of State Street after the date of termination hereof for any reason other than State Street's failure to deliver the same, State Street shall be entitled to compensation for storage thereof during such period, and shall be entitled to destroy the same if not removed by Company within twenty (20) days after written demand.

SECTION 13.       AMENDMENT.

This Agreement may be amended by written agreement signed by the Company and State Street at any time or from time to time.

SECTION 14.       INTERPRETIVE AND ADDITIONAL PROVISIONS.

In connection with the operation of this Agreement, State Street and the Company may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

SECTION 15.       MASSACHUSETTS LAW TO APPLY.

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

SECTION 16.       PRIOR AGREEMENTS.

This Agreement supersedes and terminates, as of the date hereof, all prior Agreements between the Company and State Street relating to the custody of the Company's assets.

SECTION 17.       NOTICES.

Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

                 1.    To the Company:  Platinum Underwriters Holdings, Ltd.
                                        Clarendon House
                                        2 Church Street
                                        Hamilton HM 11
                                        Bermuda
                                        Rider 17A
                                        Attention: Dawna L. Ferguson
                                        Telephone: 441-295-5950
                                        Facsimile: 441-292-4720

                                        Platinum Underwriters Bermuda, Ltd.
                                        Clarendon House
                                        2 Church Street
                                        Hamilton HM 11
                                        Bermuda
                                        Attention: Dawna L. Ferguson
                                        Telephone: 441-295-5950
                                        Facsimile: 441-292-4720

                                        Platinum Regency Holdings
                                        Goodbody Secretarial Limited
                                        International Financial Services Centre
                                        25/28 North Wall Quay, Dublin 1
                                        Ireland
                                        Attention: Sarah Cleary
                                        Telephone: 011-353-1-649-2000
                                        Facsimile: 011-353-1-649-2649

                                        Platinum Re (UK) Limited
                                        52 Lime Street
                                        London EC3M 7NL
                                        UK
                                        Attention: Guy Butler
                                        Telephone: 011-44-207-220-8100
                                        Facsimile: 011-44-207-623-6610

                                        Platinum Underwriters Finance, Inc.
                                        195 Broadway, 28th Floor
                                        New York,NY 10007
                                        Attention: Michael E. Lombardozzi
                                        Telephone: 212-238-9547
                                        Facsimile: 212-809-7565

                 2.   To State Street:  State Street Bank and Trust Company
                                        801 Pennsylvania Avenue
                                        Kansas City, MO 64105
                                        Attention: Vice President,Insurance
                                                   Services
                                        Telephone: (816)871-4100
                                        Facsimile: (816)871-9675

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

SECTION 18.       REPRODUCTION OF DOCUMENTS.

This Agreement and all schedules, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 19.       REMOTE ACCESS SERVICES ADDENDUM.

State Street and the Company agree to be bound by the terms of the Remote Access Services Addendum attached hereto.

SECTION 20.       ASSIGNMENT.

Neither this Agreement nor any rights or obligations hereunder may be assigned by either party, whether voluntarily, involuntarily or by operation of law, without the prior written consent of the other, such consent not to be unreasonably withheld, except to entities controlled by, under common control with or controlling the assigning party, provided that such assignee has financial capacity at least equal to that of the assignor.

SECTION 21.       SHAREHOLDER COMMUNICATIONS.

Securities and Exchange Commission Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, State Street needs the Company to indicate whether it authorizes State Street to provide the

Company's name, address, and share position to requesting companies whose securities are held in the Account. If the Company tells State Street "no", State Street will not provide this information to requesting companies. If the Company tells State Street "yes" or does not check either "yes" or "no" below, State Street is required by the rule to treat the Company as consenting to disclosure of this information for all securities owned by the Company or any funds or accounts established by the Company. For the Company's protection, the Rule prohibits the requesting company from using the Company's name and address for any purpose other than corporate communications. Please indicate below whether the Company consents or objects by checking one of the alternatives below.

               Yes [X] State Street is authorized to release the Company's name, address, and share positions.

               No  [ ]       State Street is not authorized to release the
                             Company's name, address, and share positions.

SECTION 22.       REPRESENTATIONS AND WARRANTIES.

The Company represents and warrants to State Street that it has full capacity and authority to enter into this Agreement and to perform its obligations under this Agreement and it has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative as of the day and year first written above.

PLATINUM UNDERWRITERS                   PLATINUM RE (UK) LIMITED
HOLDINGS, LTD.

By:__________________________           By:__________________________

Name:________________________           Name:________________________

Its:________, Duly Authorized           Its:________, Duly Authorized

PLATINUM REGENCY HOLDINGS               PLATINUM UNDERWRITERS FINANCE, INC.

By:__________________________           By:__________________________

Name:________________________           Name:________________________

Its:________, Duly Authorized           Its:________, Duly Authorized

PLATINUM UNDERWRITERS                   STATE STREET BANK AND TRUST
BERMUA, LTD.                            COMPANY

By:__________________________           By:__________________________

Name:________________________           Name:________________________

Its:________, Duly Authorized           Its:________, Duly Authorized

                       FUNDS TRANSFER OPERATING GUIDELINES

1. OBLIGATION OF THE SENDER: State Street Bank and Trust Company ("State Street") is authorized to promptly debit Client's (as named below) account(s) upon the receipt of a payment order in compliance with any of the Security Procedures chosen by the Client, from those offered on the attached selection form (and any updated selection forms hereafter executed by the Client), for funds transfers and in the amount of money that State Street has been instructed to transfer. State Street shall execute payment orders in compliance with the delivery methods and Security Procedures indicated on the attached selection form (and any updated selection forms hereafter executed by the Client) and with the Client's (or its Investment Manager's) instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. State Street will use reasonable efforts to execute on the execution date payment orders received after the customary deadline, but if it is unable to execute any such payment order on the execution date, such payment order will be deemed to have been received on the next business day.

2. SECURITY PROCEDURES: The Client acknowledges that the selected Security Procedures were selected by the Client from Security Procedures offered by State Street. The Client agrees that the Security Procedures are reasonable and adequate for its wire transfer transactions and agrees to be bound by any payment orders, amendments and cancellations, whether or not authorized, issued in its name and accepted by State Street after being confirmed by any of the selected Security Procedures. The Client also agrees to be bound by any other valid and authorized payment order accepted by State Street. The Client shall restrict access to confidential information relating to the Security Procedures to authorized persons as communicated in writing to State Street. The Client must notify State Street immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel.

State Street shall verify the authenticity of all instructions according to the selected Security Procedures.

3. ACCOUNT NUMBERS: State Street shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern. Financial institutions that receive payment orders initiated by State Street at the instruction of the Client may also process payment orders on the basis of account numbers, regardless of any name included in the payment order. State Street will also rely on any financial institution identification numbers included in any payment order, regardless of any financial institution name included in the payment order.

4. REJECTION: State Street reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of State Street's receipt of such payment order; (b) if initiating such payment order would cause State Street, in State Street's sole judgment, to exceed any applicable volume, aggregate dollar, network, time, credit or similar limits upon wire transfers; or (c) if State Street, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5. CANCELLATION OR AMENDMENT: State Street shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the selected Security Procedures provided that such requests are received in a timely manner affording State Street a reasonable opportunity to act. However, State Street assumes no liability if the request for amendment or cancellation cannot be satisfied.

6. ERRORS: State Street shall assume no responsibility for failure to detect any erroneous payment order provided that State Street complies with the payment order instructions as received and State Street complies with the selected Security Procedures. The Security Procedures are established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

7. INTEREST AND LIABILITY LIMITS: State Street shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless State Street is notified of the unauthorized payment order within thirty (30) days of notification by State Street of the acceptance of such payment order. In no event shall State Street be liable for special, indirect or consequential damages, even if advised of the possibility of such damages and even for failure to execute a payment order.

8.       AUTOMATED CLEARING HOUSE ("ACH") CREDIT ENTRIES/PROVISIONAL PAYMENTS:
When the Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated Clearing House Association, the New England Clearing House Association and the Mid-America Payment Exchange or other similar body, State Street or its agent will act as an Originating Depository Financial Institution and/or Receiving Depository Financial Institution, as the case may be, with respect to such entries. Credits given by State Street or its agent with respect to an ACH credit entry are provisional until final settlement for such entry is received from the Federal Reserve Bank. If such final settlement is not received, the Client agrees to promptly refund the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

9. CONFIRMATIONS: Confirmation of State Street's execution of payment orders shall ordinarily be provided within 24 hours. Notice may be delivered through State Street's information systems, account statements, advices, or by facsimile or callback. The Client must report any objections to the execution of a payment order within 30 days.

10. MISCELLANEOUS: State Street and the Client agree to cooperate to attempt to recover any funds erroneously paid to wrong parties, regardless of any fault of State Street or the Client, but the party responsible for the erroneous payment shall bear all costs and expenses incurred in trying to effect such recovery. These Guidelines may not be amended except by a written agreement signed by the parties.

11. LIABILITY ON FOREIGN ACCOUNTS: State Street shall not be required to repay any deposit made at a non-U.S. branch of State Street, or any deposit made with State Street and denominated in a non-U.S. dollar currency, if repayment of such deposit or the use of assets denominated in the non-U.S. dollar currency is prevented, prohibited or otherwise blocked due to: (a) an act of war, insurrection or civil strife; (b) any action by a non-U.S. government or instrumentality or authority asserting governmental, military or police power of any kind, whether such authority be recognized as a defacto or a dejure government, or by any entity, political or revolutionary movement or otherwise that usurps, supervenes or otherwise materially impairs the normal operation of civil authority; or (c) the closure of a non-U.S. branch of State Street in order to prevent, in the reasonable judgment of State Street, harm to the employees or property of State Street. The obligation to repay any such deposit shall not be transferred to and may not be enforced against any other branch of State Street.

The foregoing provisions constitute the disclosure required by Massachusetts General Laws, Chapter 167D, Section 36.

While State Street is not obligated to repay any deposit made at a non-U.S. branch or any deposit denominated in a non-U.S. currency during the period in which its repayment has been prevented, prohibited or otherwise blocked, State Street will repay such deposit when and if all circumstances preventing, prohibiting or otherwise blocking repayment cease to exist.

                       SECURITY PROCEDURES SELECTION FORM

Please select at least two of the funds transfer security procedures indicated below.

[ ]      SWIFT

         SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages.

         Selection of this security procedure would be most appropriate for existing SWIFT members.

[ ]      REMOTE BATCH TRANSMISSION

         Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and/or its agent and State Street and/or it& agent. Security procedures include encryption and/or the use of a test key by those individuals authorized as Automated Batch Verifiers or a callback procedure to those individuals.

         Clients selecting this option should have an existing facility for completing CPU-CPU transmissions. This delivery mechanism is typically used for high-volume business such as shareholder redemptions and dividend payments.

[ ]      AUTOMATED CLEARING HOUSE (ACH)

         State Street or its agent receives an automated transmission from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. The transmission is sent from the Client's or its agent's system to State Street's or its agent's system with encryption.

[ ]      REPETITIVE WIRES

         For situations where funds are transferred periodically from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a $10 million limit. If the payment order exceeds the $10 million limit, the instruction will be confirmed by Telephone Confirmation (Call Back) or Test Key prior to execution. Repetitive wire instructions must be reconfirmed annually. Clients may establish Repetitive Wires by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key.

         This alternative is recommended whenever funds are frequently transferred between the same two accounts. IF THIS OPTION IS SELECTED, CHOOSE EITHER TELEPHONE CONFIRMATION OR TEST KEY TO BE USED AS A SECONDARY PROCEDURE WHEN OVER $10 MILLION.

[ ]      STANDING INSTRUCTIONS

         Funds are transferred by State Street to a counter party on the Client's established list of authorized counter parties. Only the date and the dollar amount are variable. Clients may establish Standby Instructions by following the agreed upon security procedures as described by Telephone Confirmation (Call Back) or Test Key. Additional paperwork will be required from insurance Clients using 1031 drawdowns.

         This option is used for transactions that include but are not limited to Foreign Exchange Contracts, Time Deposits and Tri-Party Repurchase Agreements. IF THIS OPTION IS SELECTED, CHOOSE EITHER TELEPHONE CONFIRMATION OR TEST KEY TO BE USED AS A SECONDARY PROCEDURE WHEN OVER $10 MILLION.

[ ]      TELEPHONE CONFIRMATION (CALL BACK)

         This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. State Street will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will contact someone other than the originator at the Client's location to authenticate the instruction.

         Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures. PLEASE COMPLETE THE TELEPHONE CONFIRMATION INSTRUCTIONS ATTACHED AS A SCHEDULE HERETO.

[ ]      TEST KEY

         Test Key confirmation will be used to verify all non-repetitive funds transfer instructions received via facsimile or phone. State Street will provide test keys if this option is chosen. State Street will verify that the instruction contains the signature of an authorized person and prior to execution of the payment order, will authenticate the test key provided with the corresponding test key at State Street.

         Selection of this alternative is appropriate for CLIENTS who do not have the capability to use other security procedures.

The individual signing below must be authorized to sign contract on behalf of the client. The execution of payment orders under the selected Security Procedures is governed by the Funds Transfer Operating Guidelines, which are incorporated by reference.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
CLIENT

By:____________________________
   Authorized Signature

_______________________________
Type or Print Name

_______________________________
Title

_______________________________
Date

PLATINUM REGENCY HOLDINGS                    PLATINUM RE (UK) LIMITED

By:____________________________              By:____________________________
   Authorized Signature                         Authorized Signature

_______________________________              _______________________________
Type or Print Name                           Type or Print Name

_______________________________              _______________________________
Title                                        Title

_______________________________              _______________________________
Date                                         Date

PLATINUM UNDERWRITERS BERMUDA, LTD.         PLATINUM UNDERWRITERS FINANCE, LTD.

By:____________________________              By:____________________________
   Authorized Signature                         Authorized Signature

_______________________________              _______________________________
Type or Print Name                           Type or Print Name

_______________________________              _______________________________
Title                                        Title

_______________________________              _______________________________
Date                                         Date

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM

CLIENT:           PLATINUM UNDERWRITERS HOLDINGS, LTD.
                  Company Name
ACCOUNT NUMBER(S):     CIW1

KEY CONTACT INFORMATION

Who shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                    ALTERNATE CONTACT

_______________________________              _______________________________
Name                                         Name

_______________________________              _______________________________
Address                                      Address

_______________________________              _______________________________
City/State/Zip Code                          City/State/Zip Code

_______________________________              _______________________________
Telephone Number                             Telephone Number

_______________________________              _______________________________
Facsimile Number                             Facsimile Number

_______________________________
SWIFT Number

TELEPHONE CONFIRMATION INSTRUCTIONS

Authorized Initiators (Please Type or Print) - Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:

NAME                          TITLE                         SPECIMEN SIGNATURE

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

Authorized Verifiers (Please Type or Print) - Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                          CALLBACK PHONE NUMBER         DOLLAR LIMITATION
                                                                (IF ANY)

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

____________________________________________________        ____________________

APPROVAL (FOR STATE STREET USE ONLY)                        DATE

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM

CLIENT:       PLATINUM REGENCY HOLDINGS
              Company Name
ACCOUNT NUMBER(S):   CIW2

KEY CONTACT INFORMATION

Who shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                    ALTERNATE CONTACT

_______________________________              _______________________________
Name                                         Name

_______________________________              _______________________________
Address                                      Address

_______________________________              _______________________________
City/State/Zip Code                          City/State/Zip Code

_______________________________              _______________________________
Telephone Number                             Telephone Number

_______________________________              _______________________________
Facsimile Number                             Facsimile Number

_______________________________
SWIFT Number

TELEPHONE CONFIRMATION INSTRUCTIONS

Authorized Initiators (Please Type or Print) - Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:

NAME                          TITLE                         SPECIMEN SIGNATURE

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

Authorized Verifiers (Please Type or Print) - Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                          CALLBACK PHONE NUMBER         DOLLAR LIMITATION
                                                                (IF ANY)

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

________________________________________                    ____________________

APPROVAL (FOR STATE STREET USE ONLY)                        DATE

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM

CLIENT:          PLATINUM UNDERWRITERS BERMUDA. LTD.
                 Company Name
ACCOUNT NUMBER(S):   CIW3

KEY CONTACT INFORMATION

Who shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                    ALTERNATE CONTACT

_______________________________              _______________________________
Name                                         Name

_______________________________              _______________________________
Address                                      Address

_______________________________              _______________________________
City/State/Zip Code                          City/State/Zip Code

_______________________________              _______________________________
Telephone Number                             Telephone Number

_______________________________              _______________________________
Facsimile Number                             Facsimile Number

_______________________________
SWIFT Number

TELEPHONE CONFIRMATION INSTRUCTIONS

Authorized Initiators (Please Type or Print) - Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:

NAME                          TITLE                         SPECIMEN SIGNATURE

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

Authorized Verifiers (Please Type or Print) - Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                          CALLBACK PHONE NUMBER         DOLLAR LIMITATION
                                                                (IF ANY)

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________       ____________________

______________________        ______________________        ____________________

________________________________________                    ____________________

APPROVAL (FOR STATE STREET USE ONLY)                        DATE

______________________        ______________________        ____________________

______________________        ______________________        ____________________

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM

CLIENT: PLATINUM RE (UK) LIMITED
        Company Name
ACCOUNT NUMBER(S): CIW5

KEY CONTACT INFORMATION

Who shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                    ALTERNATE CONTACT

_______________________________              _______________________________
Name                                         Name

_______________________________              _______________________________
Address                                      Address

_______________________________              _______________________________
City/State/Zip Code                          City/State/Zip Code

_______________________________              _______________________________
Telephone Number                             Telephone Number

_______________________________              _______________________________
Facsimile Number                             Facsimile Number

_______________________________
SWIFT Number

TELEPHONE CONFIRMATION INSTRUCTIONS

Authorized Initiators (Please Type or Print) - Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:

NAME                          TITLE                         SPECIMEN SIGNATURE

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

Authorized Verifiers (Please Type or Print) - Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                          CALLBACK PHONE NUMBER         DOLLAR LIMITATION
                                                                (IF ANY)

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

________________________________________                     ___________________

APPROVAL (FOR STATE STREET USE ONLY)                        DATE

                 SCHEDULE TO FUNDS TRANSFER OPERATING GUIDELINES
                     AND SECURITY PROCEDURES SELECTION FORM

CLIENT: PLATINUM UNDERWRITERS FINANCE, INC.
                 Company Name
ACCOUNT NUMBER(S): CIW6

KEY CONTACT INFORMATION

Who shall we contact to implement your selection(s)?

CLIENT OPERATIONS CONTACT                    ALTERNATE CONTACT

_______________________________              _______________________________
Name                                         Name

_______________________________              _______________________________
Address                                      Address

_______________________________              _______________________________
City/State/Zip Code                          City/State/Zip Code

_______________________________              _______________________________
Telephone Number                             Telephone Number

_______________________________              _______________________________
Facsimile Number                             Facsimile Number

_______________________________
SWIFT Number

TELEPHONE CONFIRMATION INSTRUCTIONS

Authorized Initiators (Please Type or Print) - Please provide a listing of your staff members who are currently authorized to INITIATE wire transfer instructions:

NAME                          TITLE                         SPECIMEN SIGNATURE

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

______________________        ___________________           ____________________

Authorized Verifiers (Please Type or Print) - Please provide a listing of your staff members who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non-repetitive wire instructions:

NAME                          CALLBACK PHONE NUMBER         DOLLAR LIMITATION
                                                                (IF ANY)

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________        ______________________        ____________________

______________________________________________              ____________________

APPROVAL (FOR STATE STREET USE ONLY)                        DATE

                         REMOTE ACCESS SERVICES ADDENDUM

         State Street Bank and Trust Company ("State Street") has developed proprietary accounting and other systems, and has acquired licenses for other such systems, which it utilizes in conjunction with the services we provide to you (the "Systems"). In this regard, we maintain certain information in databases under our control and ownership that we make available on a remote basis to our customers (the "Remote Access Service").

         The Services. This addendum shall govern use of all Systems that State Street may from time to time agree to provide you, the Customer, and your designated investment advisors, consultants or other third parties authorized by State Street who agree to abide by the terms of this addendum ("Authorized Designees") in order to provide Remote Access Services for the purpose of obtaining and analyzing reports and information.

         Security Procedures. You agree to comply, and to cause your Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the Systems and access to the Remote Access Services. You agree to advise State Street immediately in the event that you learn or have reason to believe that any person to whom you have given access to the Systems or the Remote Access Services has violated or intends to violate the terms of this addendum and you will cooperate with State Street in seeking injunctive or other equitable relief. You agree to discontinue use of the Systems and Remote Access Services, if requested, for any security reasons cited by State Street.

         Fees. Fees and charges (if any) for the use of the Systems and the Remote Access Services and related payment terms shall be as set forth in Schedule A. You shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.

         Proprietary Information/Injunctive Relief. The Systems and Remote Access Services and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to you by State Street as part of the Remote Access Services and through the use of the Systems and all copyrights, patents, trade secrets and other proprietary rights of State Street and its relevant licensors related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors, as applicable (the "Proprietary Information"). You agree on behalf of yourself and your Authorized Designees to keep the Proprietary Information confidential and to limit access to your employees and Authorized Designees (under a similar duty of confidentiality) who require access to the Systems for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

         You agree to use the Remote Access Services only in connection with the proper purposes of this addendum. You will not, and will cause your employees and Authorized Designees not to, (i) permit any third party to use the Systems or the Remote Access Services, (ii) sell, rent, license or otherwise use the Systems or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this addendum, (iii) use the Systems or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the Systems or the Remote Access Services, to be redistributed or retransmitted for other than use for or on behalf of yourself, as our Customer.

         You agree that neither you nor your Authorized Designees will modify the Systems in any way, enhance or otherwise create derivative works based upon the Systems, nor will you or your Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the Systems.

         You acknowledge that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury inadequately compensable in damages at law, and that State Street and its licensor, if applicable, shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

         Limited Warranties. State Street represents and warrants that it has the right to grant access to the Systems and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology and the necessity of relying upon third-party sources, and data and pricing information obtained from third parties, the Systems and Remote Access Services are provided "AS IS", and you and your Authorized Designees shall be solely responsible for the investment decisions, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to you or your Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the Systems or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Agreement arising out of any cause or event beyond such party's control.

         EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, STATE STREET FOR ITSELF AND ITS RELEVANT LICENSORS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         Infringement. State Street will defend or, at our option, settle any claim or action brought against you to the extent that it is based upon an assertion that access to any proprietary System developed and owned by State Street or use of the Remote Access Services through any such proprietary System by you under this addendum constitutes direct infringement of any United States patent or copyright or misappropriation of a trade secret, provided that you notify State Street promptly in writing of any such claim or proceeding and cooperate with State Street in the defense of such claim or proceeding. Should any such proprietary System or the Remote Access Services accessed thereby or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under the patent or copyright or trade secret laws of the United States, State Street shall have the right, at State Street's sole option, to (i) procure for you the right to continue using such System or Remote Access Services, (ii) replace or modify such System or Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Agreement without further obligation.

         Termination. Either party may terminate this Addendum in accordance with Section 12 of the Custodian and Accounting Services Agreement or immediately for failure of the other party to comply with any material term and condition of the addendum by giving the other party written notice of termination. This addendum shall in any event terminate within ninety (90) days after the termination of any State Street custodian, accounting or other services agreement applicable to you. In the event of termination, you will return to State Street all copies of documentation and other confidential information in your possession or in the possession of your Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

         Miscellaneous. Except as provided in the next sentence, this addendum constitutes our entire understanding with respect to access to the Systems and the Remote Access Services. If any State Street custody, accounting or other services agreement with you contains terms and conditions relating to computer systems or data access, this addendum shall constitute an amendment and supplement to them, and in the event of any inconsistency the provisions providing the greatest benefit to State Street shall control. This addendum cannot be modified or altered except in a writing duly executed by both of us and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                                   SCHEDULE A

                       STATE STREET BANK AND TRUST COMPANY
                 INVESTMENT ACCOUNTING AND CUSTODY FEE SCHEDULE
                                       FOR
                       PLATINUM UNDERWRITERS HOLDINGS LTD.
                                 AND AFFILIATES

        INVESTMENT ACCOUNTING

        ASSUMPTIONS

                  -        $ 1.0 billion in assets

                  -        Daily processing of investment transactions

                  - Transactions to be provided to State Street in required file format for loading into PAM

                  - Monthly pricing of portfolios to be provided by designated third parry or Platinum Underwriters Holdings Ltd..

        INVESTMENT ACCOUNTING SERVICES
        Provide Platinum Underwriters with outsourcing of investment accounting including:

                  -        Account for assets on a GAAP and statutory basis

                  -        On-line, real-time access to PAM for Securities

                  - Internal management reporting - standard reports from PAM system

                  - On-line access to Impromptu report writer for custom reporting

                  - Reconciliation of PAM to custody records for par value/shares

                  - Standard PAM journals (cash,transaction and valuation) provided in ASCII file format

        INVESTMENT ACCOUNTING SERVICES FEES

                           ASSETS ACCOUNTED FOR

                           -        Up to first $ 1.0 billion   1.2 BASIS POINTS

                           -        Thereafter                   .8 BASIS POINTS

                           - IMPLEMENTATION FEE - One-time conversion fee of $20,000 for structuring of the portfolios on PAM for Securities and converting the "current" tax lot level position information. There will be an incremental charge of $5,000/month for each month of historical investment information back loaded into PAM if required.

Please Note: The above fee schedule is based on information provided by Platinum Underwriters Holding, Ltd.. Significant changes in portfolio composition and activity may necessitate a revision of these terms. This fee schedule is confidential and is intended for Platinum Underwriters internal use only.

         FEE CALCULATION AND BILLING
         Fees will be calculated on a quarterly basis in advance and derived by multiplying the applicable basis point rates above by the total invested assets accounted for at the beginning of each quarterly billing period. The effective date for billing will begin with the first month-end reporting period State Street becomes the "book of record". The implementation fee is due upon contract signing.

                                   SCHEDULE A

                       STATE STREET BANK AND TRUST COMPANY
                 INVESTMENT ACCOUNTING AND CUSTODY FEE SCHEDULE
                                       FOR
                       PLATINUM UNDERWRITERS HOLDINGS LTD.
                                 AND AFFILIATES

II.      CUSTODY

Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Monitor corporate actions. Online access to portfolio information via In-sight.

         DOMESTIC CUSTODY
 -   Annual Asset Based Fee                              .25 basis points

 -   Transaction charge for domestic trades              $7.50 per trade

 -   Options/Futures                                     $8.00 per transaction

 -   Third party money market investments                $7.50 per transaction

 -   Third Party F/X                                     $7.50 per transaction

 -   Wire transfers                                      $6.00 per transaction

 -   Physicals                                           $25.00

Investments in State Street or SSGA investment products and F/X transactions initiated through State Street are free of charge.

III.     OUT-OF-POCKET EXPENSES

         A billing for the recovery of applicable out-of-pocket expenses will be made as of the end of each month. Out-of-pocket expenses include, but are not limited to, the following:

         -   Overnight Mailings                        -    Pre-approved Travel

         -   Follow-up Training                        -    Annual Audit Letter

         -   External Pricing

IV.      TERMS

         The above referenced fee proposal is part of a three-year agreement between Platinum Underwriters Holdings Ltd. and State Street to provide investment accounting and custody services. State Street agrees to fix the above fee rates for three years from the date of the signed investment accounting and custody agreement; provided that significant changes in portfolio composition and activity may necessitate a revision of these terms.

                                   Schedule A

                       STATE STREET BANK AND TRUST COMPANY
                 INVESTMENT ACCOUNTING AND CUSTODY FEE SCHEDULE
                                       FOR
                       PLATINUM UNDERWRITERS HOLDINGS LTD.
                                 AND AFFILIATES

PLATINUM UNDERWRITERS HOLDINGS LTD.          PLATINUM REGENCY HOLDINGS

By    _________________________              By ___________________

Title _________________________              Title ________________

Date  _________________________              Date _________________

PLATINUM UNDERWRITERS BERMUDA, LTD.          PLATINUM UNDERWRITERS FINANCE, INC.

By    _________________________              By ___________________

Title _________________________              Title ________________

Date  _________________________              Date _________________

PLATINUM RE (UK) LIMITED                     STATE STREET BANK AND TRUST COMPANY

By    _________________________              By ___________________

Title _________________________              Title ________________

Date  _________________________              Date _________________

                                   EXHIBIT A

         Schedule of Investment Accounting and Recordkeeping Functions

The PAM Software's standard reports listed below will be made available to Clinet via dial-in access to the PAM Software. Client acknowledges that the timeliness of the reports generated by State Street in performing the Services as set forth below are based upon the timeliness of delivery of all necessary data.

A. MONTHLY OBLIGATIONS. State Street will provide to Client the following on a Statutory and GAAP basic;

     1. Transaction Recording and Review. All reports listed below will be made available via on-line to Client within two(2) business days after Client's Designated Custodian has provided to state Street all final custodian bank statements via on-line.

     Reports:

               -    Transaction Journal Report

               -    Transaction Ledger Report

               -    Asset Reconciliation Report

          A. The transaction journal Report will be available in a PAM ASCII file format for posting to Client's general ledger system. State Street will input and review of all manager directed trades originating from client and outside manager. Client must ensure that all trades are promptly and accurately reported to state street daily. In monthly or on an interim basic if requested.

          B. Any exceptions found the custodian bank asset reconciliation process will be investigated and State street will use reasonable efforts to resolve within Twenty-four(24) hours. Any discrepancies will be resolved by making corrections to accounting system records or by notifying the custodian bank in writing via email or facsimile of a bank error to be corrected by the custodian bank. Client will be copied on all custodian back correspondence.

          C. State Street will set up and review all new security master files. Client will have the primary responsibility for providing all necessary descriptive data on newly acquired securities.

     2. Cash Processing. All reports listed below will be made available via on-line to Client within two(2) business days after Client's Designated Custodian has provided State Street with all necessary cash detail via on-line. Cash Processing includes cash settlements, cash processing, Suspense processsing and inquiries of overdues.

     Reports:

               -    Cash journal Report

                                    EXHIBIT A

                  Schedule of Investment Accounting and Recordkeeping Functions

                  -     Open Receivable/Payable Report

                  -     Unapplied Cash Report

                  A. The Cash Journal Report will be available in a PAM ASCII file format for posting to Client's general ledger system.

                  B. Client shall supply State Street with written instructions to identify and record appropriate general ledger accounts to be offset for repetitive miscellaneous cash transactions and advise State Street on an as-needed basis for non-repetitive miscellaneous items.

                  C. Client shall verify that (i) the total cash receipt and disbursement activity, and ending balances, by account, agree with the bank provided data; and (ii) open item listings appear reasonable and in-line with Client expectations. State Street shall not be responsible or liable for any incorrect information.

                  D. Client must ensure that investment managers promptly respond to State Street inquiries regarding discrepancies resulting from trading activity initiated by them.

         3. Valuation of Assets. All reports listed below will be made available via on-line to Client within two (2) business days after Client, Client's Designated Custodian, or agreed upon market data vendor has provided State Street with all the necessary market prices.

         Reports:

                  -     Valuation Journal

                  -     Holdings Report

                  -     GAAP Holdings Report

                  -     Missing Prices Report

                  -     Income Earned Report

                  A. The Valuation Journal will be available in a PAM ASCII file format for posting to Client's general ledger system.

                  B. In order for State Street to value Client's portfolios Client must provide State Street with (i) all transaction positions for the month to be evaluated and (ii) pricing data.

                  C. Upon receipt of all transaction positions for the month to be evaluated, State Street will use reasonable efforts to provide missing pricing data from the agreed upon market data vendor or Client. However, Client is responsible for any and all missing prices not supplied to State Street via the agreed upon market data vendor. In order to aide Client in determining those securities yet to be priced for the month, State Street will make available to Client the Missing Prices Report within twenty-four (24) hours after pricing is provided by the Client or agreed upon market data vendor.

                  D. Client is required to monitor below investment grade securities and advise State Street in writing, no later than three (3) days prior to the delivery of all reports, if any permanent impairment recording is necessary.

                  E. Client is responsible for reviewing and assuring all investment results for material reasonableness.

         4. Realized Gain/Loss. All reports listed below will be made available via on-line to Client within two (2) business days after Client has provided State Street with the necessary transaction information.

Reports:

                  -     Realized Gain/Loss Report

B. QUARTERLY AND ANNUAL OBLIGATIONS. State Street will provide the following on a quarterly and annual basis as necessary:

         1. Regulatory (Statutory) Reporting. All reports listed below will be made available via on-line to Client within seven (7) business days after delivery of the month end reports.

Reports:

                  -     Schedule D- All Parts

                  -     Schedule DA - Parts I and II

                  -     Schedule DB

                  -     Risk Based Capital Report

                  -     Schedule E - Securities on Deposit Report

                  -     Statutory Reconciliation Report by Book Value

                  -     Statutory Reconciliation Report by Carry Value

                  -     Statutory Holdings Report

State Street will also make available to Client the formatted file for Schedule D All Parts and DA Parts I and II for interface to Client's annual statement package provided the annual statement package is a PAM Software approved annual statement package.

         2. GAAP Reporting. Within seven (7) business days after delivery of the month-end reports, State Street will make available via on-line all final and reconciled reports listed below:

 Reports:

                  -     GAAP Maturity Distribution Report

                  -     GAAP Footnote Disclosure Report

                                   Schedule 2

                               Control Agreement

                                CONTROL AGREEMENT

         Control Agreement dated as of November____, 2002, by and among PLATINUM RE (UK) LIMITED ("PARTY A"), PLATINUM UNDERWRITERS BERMUDA, LTD. ("PARTY B"), and STATE STREET BANK AND TRUST COMPANY ("CUSTODIAN") (the "AGREEMENT").

                  WHEREAS, pursuant to a custodian and investment accounting agreement between Custodian and various affiliated parties including Party B (as amended, the "CUSTODIAN AGREEMENT"), Custodian acts as custodian for Party B's assets and, as such Custodian, has established a custodial account in the name of Party B in which the Collateral, as defined below (together with other assets of Party B) is held; and

                  WHEREAS, Party A and Party B have entered into a retrocession agreement, dated as of November__, 2002 (the "RETROCESSION AGREEMENT") and a security agreement, dated as of November __, 2002 in the form attached hereto as Exhibit A (the "SECURITY AGREEMENT") pursuant to the terms of which, Party B will from time to time grant a continuing first priority security interest over certain assets specified by Party B and identified in writing to Custodian as Collateral as defined in the Security Agreement (the "COLLATERAL") to secure Party B's obligations under the Retrocession Agreement; and

                  WHEREAS, PARTY A, Party B and Custodian are entering into this Agreement for the purpose of appointing Custodian to serve as collateral agent for Party A and to serve as securities intermediary as herein provided in order to provide Party A with control of the Collateral Accounts and the Collateral credited thereto and held therein (each as defined below), in each case for the purpose of perfecting Party A's security interest in such Collateral;

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, it is agreed as follows:

 1.               APPOINTMENT AND ESTABLISHMENT OF ACCOUNTS.

                  1.1 Party A hereby appoints Custodian as collateral agent on its behalf and Custodian hereby accepts such appointment. In addition, Custodian agrees to act as securities intermediary and/or depositary bank, as applicable, with respect to the Collateral Accounts and the Collateral held therein pursuant hereto.

                  1.2 The Custodian has established and will maintain a segregated account (which may include one or more sub-accounts) entitled "Platinum Underwriters Bermuda, Ltd. for the Benefit of Platinum Re (UK) Limited" (the "Securities Account"); and a separate and segregated deposit account or accounts (as defined in Section 9-102 of the UCC) entitled "Platinum Underwriters Bermuda, Ltd. for the Benefit of Platinum Re (UK) Limited" (the "Deposit Account", and together with the Securities Account, the "COLLATERAL ACCOUNTS"), all as more particularly described on the attached Schedule I, hereto. Each party hereto agrees that (i) the Securities Account constitutes a "securities account" within the meaning of Article 8 of the UCC, and (ii) all property now or hereafter held, credited or carried by, in or to the credit of Securities Account (other than "Identified Securities", as defined in Section 5(vi), and cash) shall be treated as "financial assets" within the meaning of UCC Section 8-102(a)(9). Each of the Collateral

Accounts shall be maintained separately and apart from any other account or sub-account of the Party B. The Custodian shall not change the name of the Collateral Accounts without the prior written consent of Party A. Except for specified "Identified Securities", as provided hereinafter, Party B agrees that all financial assets credited to the Collateral Accounts shall be registered in the name of the Custodian, endorsed to the Custodian or in blank or credited to another securities account maintained in the name of the Custodian, and except for such Identified Securities, no financial asset credited to the Collateral Accounts shall be registered in the name of Party B, payable to the order of Party B or specially endorsed to Party B except to the extent the foregoing have been specially endorsed to the Custodian or in blank.

                  1.3 The Custodian agrees that it shall promptly notify Party A and Party B in writing after becoming aware that any financial asset which constitutes Collateral is registered or endorsed otherwise than as provided in the foregoing Section 1.2; provided, however, that the Custodian shall have no liability hereunder for the failure to deliver such notice except to the extent such failure results from its negligence or misconduct.

                  1.4 Party B, from time to time, shall instruct Custodian in writing by any of the means mutually agreed to between Party B and Custodian (which shall constitute "Proper Instructions" under the Custodian Agreement), to segregate and hold in a separate account the Collateral for the benefit of Party A, whereupon any such Collateral, other than cash Collateral, shall be credited to and held in the Securities Account, and any such cash Collateral shall be credited to and held in the Deposit Account. Custodian shall have no responsibility for determining the adequacy of any Collateral required hereunder or under the Retrocession Agreement, nor will it assume responsibility for any calculations related to any Collateral requirements under the Retrocession Agreement.

                  1.5 All Cash Proceeds (as defined in UCC Section 9-102(a)(9)) of the Collateral received by the Custodian, except for the Distributions (as defined in the Security Agreement (the "Distributions")), shall be deposited in the Collateral Accounts and become part of the Collateral.

2.                ACCOUNT CONTROL.

                  2.1 Security Interest. This Agreement is intended by Party A and Party B to grant "control" of the Collateral Accounts to Party A for purposes of perfection of Party A's security interest in such Collateral pursuant to Article 8 and Article 9 of the UCC, and Custodian hereby acknowledges that it has been advised of Party B's grant to Party A of a security interest in the Collateral Accounts and the Collateral held therein. Notwithstanding the foregoing, Custodian makes no representation or warranty with respect to the creation or enforceability of any security interest in the Collateral Accounts or the Collateral held therein. Custodian shall promptly and in the exercise of due care and reasonable commercial standards comply with "entitlement orders" (as that term is defined in UCC Section 8-102(a)(8)), including but not limited to a Notice of Exclusive Control substantially in the form attached hereto as Exhibit B ("NOTICE OF EXCLUSIVE CONTROL"), originated by Party A and concerning the Collateral, without the further consent of Party B, including without limitation any entitlement order originated by Party A instructing the Custodian to deliver any or all of the Collateral to Party A or its designees.

                  2.2 Control by Party B. Unless and except to the extent it has received a contrary entitlement order from Party A pursuant to Section
2.1 , and except as provided in Section 2.3(i), below: (i) Custodian shall take actions with respect to the Collateral in the Collateral Accounts upon the joint instructions of Party A and Party B, and (ii) Custodian shall have no responsibility or liability to Party A or Party B for actions taken in accordance with such joint instructions. All entitlement orders and other instructions and communications that Party B is entitled, or desires, to give or make under this Agreement may be given or made either by Party B itself or its investment advisor as designated in writing by Party B to the Custodian from time to time.

                  2.3      Control by Party A.

                  (i) Party A agrees to provide Custodian, in the form of Exhibit C attached (as may be amended from time to time), the names and signatures of authorized parties who may give notices, instructions, or entitlement orders concerning the Collateral Accounts and the Collateral held therein. All entitlement orders and other instructions and communications that Party A is entitled, or desires, to give or make under this Agreement may be given or made either by Party A itself or by its attorney in fact as designated in writing by Party A to the Custodian from time to time pursuant, and subject to the limitations contained in, a written power of attorney delivered to the Custodian. Other means of notice, instruction, or entitlement orders may be used provided that Party A and Custodian agree to appropriate security procedures. Upon receipt by Custodian of a Notice of Exclusive Control, and unless and until such Notice of Exclusive Control has been revoked in writing by Party A, Custodian shall thereafter follow only the instructions of Party A with respect to the Collateral Accounts and shall comply with any entitlement order or instructions (within the meaning of Sections 8-102, 9-104, and 9-106 of the UCC) received from Party A, without further consent of Party B or any other person, and Custodian will not comply with entitlement orders or instructions concerning the Collateral originated by Party B without the prior written consent of Party A.

                  (ii) Party A represents and warrants to Party B that Party A will only issue to Custodian a Notice of Exclusive Control if Party A has determined in good faith that an event has occurred which entitles Party A to exercise its rights as a secured party with respect to the Collateral in the Collateral Accounts.

                  (iii) Custodian shall have no responsibility or liability to Party B for complying with a Notice of Exclusive Control or complying with entitlement orders or instructions originated by Party A concerning the Collateral Accounts and the Collateral held therein. Custodian shall have no duty to investigate or make any determination to verify compliance by Party A or Party B with applicable law. Nor shall Custodian have any duty to verify the occurrence of an event entitling Party A to exercise its rights as a secured party with respect to the Collateral in the Collateral Accounts and Custodian shall be fully protected in complying with a Notice of Exclusive Control whether or not Party B may allege that no such event has occurred.

                  (iv) As between Party A and Custodian, notwithstanding any provision contained herein or in any other document or instrument to the contrary, Custodian shall not be liable for any action taken or omitted to be taken at the instruction of Party A, or any action taken or omitted to be taken under or in connection with this Agreement, except for Custodian's own negligence or willful misconduct in carrying out such instructions.

3. DISTRIBUTIONS. Custodian shall, upon proper written instructions by Party B, credit the Distributions to Party B's custodial account or any other account designated by Party B unless Custodian has received a Notice of Exclusive Control and, if any Notice of Exclusive Control is in effect, until such Notice of Exclusive Control has been revoked or rescinded in writing by Party A. The Distributions shall not be considered Collateral.

4.                RELEASE OF COLLATERAL; RELEASE OF SECURITY INTEREST.

                  4.1 Release of Collateral. As soon as reasonably practicable after receiving joint instructions from Party A and Party B Custodian will release Collateral held in the Collateral Accounts in accordance with such instructions.

                  4.2 Release of Security Interest. Party A agrees to notify Custodian promptly in writing when all obligations of Party B to Party A under the Retrocession Agreement and the Security Agreement have been fully satisfied or Party A otherwise no longer claims any interest in the Collateral in the Collateral Accounts, whichever is sooner; at which time Custodian shall have no further liabilities or responsibilities hereunder and Custodian's obligations under this Agreement shall terminate.

5.                DUTIES AND SERVICES OF CUSTODIAN.

                  (i) Custodian agrees that it is acting as a securities intermediary, as defined in Section 8-102 of the UCC with respect to the Collateral in the Securities Account, except Identified Securities. Custodian agrees, with respect to the Deposit Account, that it is acting as a "bank" as such term is used in Section 9-102(a)(29) of the UCC. The parties hereto acknowledge that the Custodian Agreement is governed by the laws of The Commonwealth of Massachusetts and that, as a consequence, the jurisdiction of Custodian as securities intermediary and as bank is The Commonwealth of Massachusetts.

                  (ii) Custodian shall have no duties, obligations, responsibilities or liabilities with respect to the Collateral Accounts and the Collateral held therein except as and to the extent expressly set forth in this Agreement and the Custodian Agreement, and no implied duties of any kind shall be read into this Agreement against Custodian including, without limitation, the duty to preserve, exercise or enforce rights in the Collateral and the Collateral Accounts. Custodian shall not be liable or responsible for anything done or omitted to be done by it in good faith and in the absence of negligence and may rely and shall be protected in acting upon any notice, instruction, entitlement orders, or other communication which it reasonably believes to be genuine and authorized.

                  (iii) As between Party B and Custodian, except for the rights of control in favor of Party A agreed to herein, nothing herein shall be deemed to modify, limit, restrict, amend or supersede the terms of the Custodian Agreement, and Custodian shall be and remain entitled to all of the rights, indemnities, powers, and protections in its favor under the Custodian Agreement, which shall apply fully to Custodian's actions and omissions hereunder. Instructions under this Agreement from Party B's authorized representative given in accordance with the terms of the Custodian Agreement shall also constitute Proper Instructions under the Custodian Agreement.

                  (iv) As between Custodian and Party A, Party A shall indemnify and hold Custodian harmless with regard to any losses or liabilities of Custodian (including reasonable attorneys' fees) imposed on or incurred by Custodian arising out of any action or omission of Custodian in accordance with any notice, instruction, or entitlement order of Party A under this Agreement.

                  (v) The parties hereto acknowledge that no "security entitlement" under the UCC shall exist with respect to any cash or to any financial asset held in the Collateral Accounts which is registered in the name of Party B, payable, to the order of the Party B, or specially indorsed to Party B or any third party (each such asset an "IDENTIFIED SECURITY"), except to the extent such Identified Security has been specially indorsed by Party B to Custodian or in blank. The parties further acknowledge and agree that any such cash and/or Identified Securities received by Custodian and credited to the Collateral Accounts from time to time shall (so long as so credited to the Collateral Accounts and so long as this Agreement remains in effect) be held by Custodian for the benefit of Party A, not in its capacity as a "securities intermediary" (as defined in the UCC), but in its capacity as a collateral agent under and subject to the terms of this Agreement.

                  (vii) For avoidance of doubt, Party A hereby acknowledges that any Collateral in the Collateral Accounts issued outside the United States ("FOREIGN SECURITY SYSTEM ASSETS") which may be held by Custodian, a sub-custodian within Custodian's network of sub-custodians (each a "SUB-CUSTODIAN") or a depository or book-entry system for the central handling of securities and other financial assets in which Custodian or the Sub-Custodian are participants may not permit Party B to have a security entitlement under the UCC with respect to such Foreign Security System Assets (and such property shall be deemed for purposes of this Agreement not to be a financial asset held within the Collateral Accounts). The parties hereby further acknowledge that Custodian gives no assurance that a security entitlement is created under the UCC with respect to Party B's assets held in Euroclear or Clearstream or their successors.

                  (viii) Custodian shall from time to time employ one or more sub-custodians in accordance with the terms of the Custodian Agreement.

6. FORCE MAJEURE; SPECIAL DAMAGES. Custodian shall not be liable for delays, errors or losses occurring by reason of circumstances beyond its control, including, without limitation, acts of God, market disorder, terrorism, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply. In no event shall Custodian be liable to any person for indirect, consequential or special damages, even if Custodian has been advised of the possibility or likelihood of such damages.

7. COMPLIANCE WITH LEGAL PROCESS AND JUDICIAL ORDERS. Custodian shall have no responsibility or liability to Party A or Party B or to any other person or entity for acting in accordance with any judicial or arbitral process, order, writ, judgment, decree or claim of lien relating to the Collateral Accounts and the Collateral held therein subject to this Agreement notwithstanding that such order or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

8. CUSTODIAN REPRESENTATIONS. Custodian agrees and confirms, as of the date hereof, and at all times until the termination of this Agreement, that it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than the Custodian Agreement) with any other person or entity relating to the Collateral or the Collateral Accounts under which it has agreed to comply with entitlement orders (as defined in Section 8-102 of the UCC) of such other person or entity.

9. ACCESS TO REPORTS. Upon any pledge, release, or substitution of Collateral in the Collateral Accounts, Custodian shall notify Party A within one business day of such change. Custodian will provide to Party A a copy of a statement of the Collateral Accounts and the

Collateral held therein within five (5) business days of the end of the calendar month; provided, however, that Custodian's failure to forward a copy of such statement to Party A shall not give rise to any liability hereunder.

10. INTERPLEADER. Notwithstanding any provision contained in this Agreement to the contrary, in the event of any dispute concerning this Agreement or the disposition of any of the Collateral or the Collateral Accounts, Custodian shall have the absolute right, at its election, to (a) refrain from taking any action (other than to hold the Collateral in accordance with the Custodian Agreement) until directed by written instructions signed by Party B and Party A or by final order of a court of competent jurisdiction; or (b) in the event of litigation between Party B and Party A, deliver all of the Collateral in the Collateral Accounts to the clerk of any court in which such litigation is pending, or file suit in interpleader and deliver the Collateral in the Collateral Accounts to the court in which the action is commenced, and obtain an order from the court requiring the parties to interplead and litigate in such court their claims and rights among themselves, whereupon Custodian shall thereby be relieved from any further liability respecting the Collateral and the Collateral Accounts.

11. FEES AND EXPENSES OF CUSTODIAN. In addition to the terms of the Custodian Agreement, Party B hereby agrees to pay and reimburse Custodian for any advances, fees, costs, expenses (including, without limitation, reasonable attorney's fees and costs) and disbursements that may be paid or incurred by Custodian in connection with this Agreement or the arrangement contemplated hereby, including any that may be incurred in performing its duties or responsibilities pursuant to the terms of this Agreement. Any fees, expenses or other amounts that may be owing to Custodian from time to time pursuant to the terms hereof, or of the Custodian Agreement shall be secured by any lien, encumbrance or other right Custodian may have under the Custodian Agreement or applicable law, and Custodian shall be entitled to exercise its rights and remedies against the Collateral and Collateral Accounts in accordance with the terms and conditions of the Custodian Agreement.

It is hereby expressly acknowledged and agreed by the parties that Custodian (including its agents) shall not be obligated to advance cash or investments to, for or on behalf of Party B in the Collateral Accounts, provided, however, that if Custodian does advance cash or investments to the Collateral Accounts for any purpose (including but not limited to securities settlements, foreign exchange contracts, assumed settlement or account overdraft) for the benefit of Party B, any property at any time held pursuant to this Agreement and the Custodian Agreement shall be security therefor and, should Party B fail to repay Custodian promptly, Custodian shall be entitled to utilize available cash and to dispose of Collateral in the Collateral Accounts to the extent necessary to obtain reimbursement.

12. NOTICES. Any notice, instruction, entitlement order, or other instrument required to be given hereunder, or requests and demands to or upon the respective parties hereto, shall be in writing and may be sent by hand, or by facsimile transmission, telex, or delivery by any recognized delivery service, prepaid or, for termination of this Agreement only, by certified or registered mail, and addressed as follows, or to such other address as any party may hereafter notify the other respective parties hereto in writing:

If to Party A, then:               If to Party B, then:                 If to Custodian, then:
Platinum Re (UK) Limited           Platinum Underwriters Bermuda, Ltd.  State Street Bank and Trust Company
52 Lime Street                     Clarendon House                      801 Pennsylvania Avenue
London EC3M 7NL                    2 Church Street                      Kansas City, MO 64105
UK                                 Hamilton HM 11                       Attention: Vice President, Insurance
Attention: Guy Butler              Bermuda                              Services
Telephone: 011-44-207-220-8110     Attention: Dawna L. Ferguson         Telephone: (816)871-4100
Telecopy: 011-44-207-623-6610      Telephone: 441-295-5950              Telecopy:  (816)871-9675
                                   Telecopy: 441-292-4720

13. AMENDMENT. No amendment or modification of this Agreement will be effective unless it is in writing and signed by each of the parties hereto.

14. TERMINATION. This Agreement shall continue in effect until Party A has notified Custodian in writing that this Agreement is to be terminated. Upon receipt of such notice, Party A shall have no further right to originate entitlement orders concerning the Collateral Accounts and Party B shall be entitled to originate entitlement orders concerning the Collateral for any purpose and without limitation except as may be provided in the Custodian Agreement. This Agreement may also be terminated by Custodian, Party A or, with the prior written consent of Party A, Party B, and shall terminate in the event of the termination of the Custodian Agreement, following thirty (30) days prior written notice to the other parties hereto. Upon termination of this Agreement by any party, all Collateral in the Collateral Accounts that has not been released by Party A shall be transferred, within 30 days of such termination, to a successor custodian designated in writing by Party B and acceptable to Party
A. In the event no successor is agreed upon, Custodian shall be entitled to petition a court of competent jurisdiction to appoint a successor custodian and shall be indemnified by Party B for any costs and expenses (including, without limitation, attorneys' fees) relating thereto.

15. SEVERABILITY. In the event any provision of this Agreement is held illegal, void or unenforceable, the remainder of this Agreement shall remain in effect.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof.

17. HEADINGS. Any headings appearing on this Agreement are for convenience only and shall not affect the interpretation of any of the terms of this Agreement.

18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers or duly authorized representatives as of the date first above written.

PLATINUM RE (UK) LIMITED

By: _______________________
Name: _____________________
Title: ____________________

PLATINUM UNDERWRITERS BERMUDA, LTD.

By: _______________________
Name: _____________________
Title: ____________________

STATE STREET BANK AND TRUST COMPANY

By: _______________________
Name: _____________________
Title: ____________________

                                    EXHIBIT A

          TO CONTROL AGREEMENT AMONG PLATINUM RE (UK) LIMITED, PLATINUM UNDERWRITERS BERMUDA, LTD. AND STATE STREET BANK AND TRUST COMPANY

                         FORM OF THE SECURITY AGREEMENT

                                 [See attached]

                                    EXHIBIT B
          To CONTROL AGREEMENT AMONG PLATINUM RE (UK) LIMITED, PLATINUM
       UNDERWRITERS BERMUDA, LTD. AND STATE STREET BANK AND TRUST COMPANY

                            [Letterhead of Party A]

[Date]

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Attention: Vice President, Insurance Services

                           NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you pursuant to the terms of that certain Control Agreement dated as of ________, 2002 (as from time to time amended and supplemented, the "CONTROL AGREEMENT") among the undersigned, Platinum Underwriters Bermuda,
Ltd. (together with its successors and assigns, "PARTY B") and you, as Custodian, that you (i) shall not follow any instructions or entitlement orders of Party B with respect to the Collateral or the Collateral Accounts held by you for Party B, and (ii) unless and until otherwise expressly instructed by the undersigned, shall exclusively follow the entitlement orders and instructions of the undersigned with respect to the Collateral or the Collateral Accounts.

Very truly yours,
Platinum Re (UK) Limited

By: __________________________
      Authorized Signatory

cc:

                                    EXHIBIT C
          TO CONTROL AGREEMENT AMONG PLATINUM RE (UK) LIMITED, PLATINUM
       UNDERWRITERS BERMUDA, LTD. AND STATE STREET BANK AND TRUST COMPANY

                 AUTHORIZED PERSONS FOR PLATINUM RE (UK) LIMITED

          State Street Bank and Trust Company is directed to accept and act upon written instructions received from any one of the following persons at Platinum Re (UK)_ Limited

Name      Telephone/Fax Number                Signature
----     ----------------------         --------------------
1.       1. Telephone Facsimile         1. _________________
2.       2. Telephone Facsimile         2. _________________
3.       3. Telephone Facsimile         3. _________________
4.       4. Telephone Facsimile         4. _________________
5.       5. Telephone Facsimile         5. _________________

 Authorized by: _________________________________
 as authorized agent of Platinum Re (UK)_ Limited
               Name: ____________________________
               Title: ___________________________

                                   SCHEDULE I
          TO CONTROL AGREEMENT AMONG PLATINUM RE (UK) LIMITED, PLATINUM
       UNDERWRITERS BERMUDA, LTD. AND STATE STREET BANK AND TRUST COMPANY

                               COLLATERAL ACCOUNTS

                                Deposit Account

----------------------------------------------------------------
                     Description                       Number
----------------------------------------------------------------
Platinum Underwriters Bermuda fbo Platinum Re (UK)     54798079
----------------------------------------------------------------

                               Securities Account

----------------------------------------------------------------
                     Description                       Number
----------------------------------------------------------------
Platinum Underwriters Bermuda fbo Platinum Re (UK)     CIW7
----------------------------------------------------------------

                                   Schedule 3

                         Investment Advisory Agreement

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                   Discretionary Investment Advisory Agreement

                                      With

                       Platinum Underwriters Bermuda, Ltd.
                            Platinum Re (UK) Limited

                             Dated November _, 2002
                                (Effective Date)

                           Alliance Capital Management L.P. (the "Adviser") and
the undersigned hereby agree as of the above date that the Adviser shall act as discretionary investment manager with respect to certain assets of Platinum Underwriters Bermuda, Ltd., (the "Client") described below (the "Investment Account") on the following terms and conditions:

                  1.       The Investment Account

                           The Investment Account established for the Client
refers collectively to the Collateral Accounts defined in and subject to a certain Control Agreement, by and among the Client, Platinum Re,(UK) Limited ("Platinum UK") and State Street Bank and Trust Company, dated as of November _, 2002 (the "Control Agreement") and established as a condition of the Quota Share Retrocession Agreement, by and between the Client and Platinum UK, dated as of _________, 2002, (the "Quota Share Retrocession Agreement"). The investment account shall initially consist of cash and USD, Sterling, Euro, and Yen-denominated government and investment grade corporate bonds within the classes permitted by the Financial Services Authority of the United Kingdom as described in Schedule A ("Eligible Credit Support") placed in the Investment Account by the Client or which shall become part of the Investment Account as a result of transactions.

                           All cash, securities and other assets in the
Investment Account shall be held by such other party as the Client, with the prior written consent of Platinum UK shall designate as trustee or custodian for such account (each, a "Custodian"). As of the date of this Agreement, the Client and Platinum UK have designated State Street Bank and Trust Company as Custodian. The Adviser shall not be responsible for any custodial arrangements involving the assets of the Investment Account or for the payment of any custodial charges and fees, nor shall the Adviser have possession or custody of any such assets. All payments, distributions and other transactions in cash, securities or other assets in respect of the Investment Account shall be made directly to or from the Custodian for such Investment Account, and the Adviser shall have no responsibility or liability with respect to transmittal or safekeeping of such cash, securities or other assets of an Investment Account, or the acts or omissions of any Custodian or others with respect thereto. The Client may make additions to or withdrawals from the Investment Account established for it, provided the Adviser receives at least three (3) business days' prior written notice of withdrawals. Should the Client fail to provide the Adviser with timely written notice of any additions to or withdrawals from its Investment Account, the Adviser shall not be liable for any resulting investment or other loss, if any, which shall be incurred by or charged to the applicable Investment Account, as the case may be. The Client agrees to provide or instruct the Custodian for its Investment Account to provide to the Adviser such information as the Adviser may reasonably request as being necessary or appropriate to the performance of the Adviser's responsibilities to the Client under this Agreement.

                  2.       Services of Adviser

                           By execution of this Agreement, the Adviser accepts
its appointment as investment manager for the Investment Account with full discretion and agrees to supervise and direct the investments of the Investment Account in accordance with the written investment objectives, policies and restrictions of the Client previously furnished to the Adviser as the same may be amended by the Client from time to time. In the performance of its services, the Adviser will not be liable for any error in judgment or any acts or omissions to act except those resulting from the Adviser's negligence, willful misconduct, malfeasance or material breach of this Agreement. Nothing herein shall in any way constitute a waiver or limitation of any right of any person under the Federal securities laws or any state securities laws

                           The Adviser will make available to the Client a daily
report on the positions of each of the investments in the Investment Account and a monthly written report of the inventory of investments in the Investment Account established for the Client. It is agreed that the Adviser, in the maintenance of its records, does not assume responsibility for the accuracy of information furnished by any Client or any other person.

                  3.       Funding Policy

                           The Client shall from time to time inform the Adviser
in writing of the funding policy applicable to it and of its cash disbursement requirements. The Adviser shall make its investment decisions for an Investment Account in accordance with such funding policy and requirements.

                  4.       Investment Objectives, Policies and Restrictions

                           It will be the responsibility of the Client to notify
the Adviser in writing of any modifications to Schedule A. The Client is also required to notify the Adviser in writing of specific restrictions governing its Investment Account under the current or future laws of any jurisdiction or by virtue of the terms of any other contract or instrument purporting to bind the Client or the Adviser.

                           The Adviser acknowledges and agrees that it shall
not, without the prior written consent of Platinum UK, accept any changes to Schedule A or otherwise adopt investment objectives, policies or restrictions that would be in conflict with Schedule A.

                  5.       Delivery of Client Documentation

                           No later than the date of this Agreement, the Client
will provide the Adviser with copies of all documents relevant to the Adviser's management of the Investment Account established for the Client, (i.e. trust agreement, pension plan documents, by-laws, etc.), including the Client's written statement of investment objectives, policies and restrictions referred to above. The Client further agrees to promptly deliver to the Adviser true and complete copies of all amendments or supplements to such documents. The Client will indemnify and hold harmless the Adviser against any and all losses, costs, claims and liabilities which it may suffer or incur arising out of any failure by the Client to provide to the Adviser the documents required to be furnished in accordance with the above provisions.

                  6.       Discretionary Authority

                           The Adviser, whenever it deems appropriate may (i)
buy, sell, exchange, convert, liquidate or otherwise trade in any stock, bonds and other securities (including money market instruments) and contracts relating to the same, and (ii) subject to its duty to seek best execution, place orders for the execution of such transactions with or through such brokers, dealers or issuers as the Adviser in its absolute discretion may select.

                           It is understood that, to the extent permitted by
Schedule A, the Adviser or Alliance Capital Global Derivatives Corporation, an affiliate of the Adviser, may also effect transactions for the Investment Account of the Client in options and futures and other commodity contracts. In such event, the Client will execute any additional documentation which the Adviser deems necessary to enable it or its affiliate to engage in such transactions on behalf of its Investment Account. The Client represents and warrants that it is familiar with the requirements of the Commodity Exchange Act and the National Futures Association pertaining to commodity pool operators and has determined that it is in compliance with such requirements, to the extent applicable.

                  7.       Brokerage Transactions

                           Fixed-income securities transactions for the
Investment Account will generally be effected in dealer markets where the Adviser will act as agent for the Client in the purchase or sale of fixed-income securities at a net price that includes a mark-up from the dealer. The Adviser will issue instructions to such issuers, brokers and dealers for the placement of orders for the Investment Account and instruct such dealers to forward to the Client copies of all confirmations promptly after the execution of transactions for the Client's Investment Account.

                  8.       Aggregation of Transactions

                           The Client authorizes the Adviser in its discretion
to aggregate purchases and sales of securities for its Investment Account with purchases and sales of securities of the same issuer for other clients of the Adviser occurring on the same day. When transactions are so aggregated, the actual prices applicable to the aggregated transactions will be averaged, and the

Investment Account and the accounts of other participating clients of the Adviser will be deemed to have purchased or sold their proportionate share of the securities involved at the average price so obtained.

                  9.       Transaction Procedures

                           All transactions will be settled by payment to, or
delivery by, the applicable Custodian of all cash, securities or other assets due to or from the Investment Account. The Adviser may issue such instructions to a Custodian as may be appropriate in connection with the settlement of transactions initiated by the Adviser. Instructions of the Adviser to a Custodian shall be transmitted in writing or, at the option of the Adviser, orally and confirmed in writing as soon as practical thereafter. The Adviser will take reasonable measures to insure that broker-dealers and issuers selected by the Adviser perform their obligations with respect to the Investment Accounts.

                  10.      Fees

                           The compensation of the Adviser for its services
under this Agreement shall be calculated and paid by the Client in respect of the Investment Account established for it, in accordance with the Fee Schedule attached hereto as Exhibit A, as the same may be amended from time to time by mutual agreement between the Client and the Adviser. It is understood that, in the event that such fees are to be billed to and paid by the Custodian for an Investment Account, the Client will provide written authorization to the Custodian to pay the fees of the Adviser directly from the Investment Account. The Client shall be responsible solely for the fee due to the Adviser in respect of the Investment Account established for such Client.

                  11.      Confidential Relationship

                           All information provided by the Client or a Custodian
to the Adviser shall be held as confidential by the Adviser; provided, however, as is necessary to carry out the purposes of this Agreement or as may be required by law, the Adviser shall be permitted to disclose or communicate to a proper party any information received from the Client or a Custodian or developed by the Adviser under the terms of this Agreement. All recommendations, advice and other work product of the Adviser developed under the terms of this Agreement and disclosed to the Client or a Custodian shall be held as confidential, except as required by law. Notwithstanding the foregoing, Client hereby authorizes the Adviser to disclose through whatever means it deems appropriate (CHECK THE APPROPRIATE BOXES BELOW):

                  PLATINUM UNDERWRITERS BERMUDA, LTD.
                  (a) Yes [X]   No [ ]   that the Client is an investment
                                         management client of the Adviser;

                  (b) Yes [X]   No [ ]   the type of assets that the Adviser is
                                         managing for the Client from time to
                                         time (e.g., fixed-income assets);
                                         and/or

                  (c) Yes [X]   No [ ]   solely in the limited context of the
                                         Adviser's responses to Request for
                                         Proposals ("RFPs"), the Adviser is also
                                         authorized by the Client to disclose in
                                         such RFPs, the value of the assets
                                         managed for the Client by the Adviser
                                         from time to time.

If the Client does not check either "yes" or "no" to any of the requested disclosure authorizations indicated in (a) through (c) above, the Client shall be deemed to have no objection to the Adviser disclosing the indicated information. The Client may revoke these authorizations in respect of itself, at any time by written notice to the Adviser.

                  12.      Services to Other Clients

                           It is understood that the Adviser performs investment
advisory services for various clients including investment companies. The Client agrees that the Adviser may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Investment Account established for it, so long as it is the Adviser's policy, to the extent practical, to allocate investment opportunities to the Investment Account over a period of time on a fair and equitable basis relative to other clients.

                           Nothing in this Agreement shall limit or restrict the
Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities or other assets for its or their own account or accounts, and each of the Client and Platinum UK acknowledges that the Adviser, its directors, officers, affiliates and employees, and other clients of the Adviser, may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired, the or disposed of for the Investment Account.

                           The Adviser will not have the obligation to initiate
the purchase or sale, or to recommend for purchase or sale, for the Investment Account any security or other asset which the Adviser, its directors, officers, affiliates or employees may purchase, hold or sell for its or their own accounts or for the accounts of any other clients of the Adviser.

                  13.      Non-Public Information

                           The Adviser will have no obligation to purchase or
sell for the Investment Account the securities of any issuer on the basis of any material non-public information as may come into its possession.

                  14.      Representations by the Client and Platinum UK

                           The Client represents and warrants that the
appointment of the Adviser as discretionary investment adviser entitled to give entitlement orders or other instructions and communications to the Custodian is authorized by the governing documents (including, but not limited to the Quota Share Retrocession Agreement and all documents related thereto) relating to the Investment Account and that the terms of this Agreement do not violate any provisions thereof or any obligation by which it is bound, whether arising by contract, operation of law or otherwise. The Client and Platinum UK each represents and warrants as to itself that (i) this Agreement has been duly authorized by appropriate action and when executed and delivered will be binding upon it in accordance with its terms; and (ii) it will deliver to the Adviser such evidence of such authority as the Adviser may reasonably require, whether by way of a certified resolution or otherwise.

                  15.      Representations by Adviser

                           The Adviser represents that (i) it is registered as
an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and (ii) that it has all other regulatory authority and capacity to enter into this Agreement and perform its duties hereunder.

                  16.      Indemnification

                           The Adviser agrees to indemnify and hold the Client
harmless from any and all expenses, damages, costs and fees, including reasonable attorney's fees, which may be incurred by reason of the Adviser's negligence, willful misconduct, malfeasance, material breach of this Agreement or violation of applicable law.

                  17.      Valuation

                           In computing the market value of any security held in
the Investment Account, the Adviser shall value such security through independent, recognized pricing services utilized by the Adviser for pricing securities held in its advisory accounts generally. Any other security or asset shall be valued in a manner determined in good faith by the Adviser to reflect its fair market value.

                  18.      Receipt of Disclosure Statement

                           Each of the Client and Platinum UK acknowledges
receipt of Part II of the Adviser's current Form ADV in compliance with Rule 204-3(b) under the Advisers Act more than forty eight (48) hours prior to the date of execution of this Agreement.

                  19.      Notices

                           Unless otherwise specified herein, all notices,
instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received by the Client, Platinum UK and the Adviser, as applicable, at their addresses appearing below. In respect of the Investment Account, the Adviser may rely upon any notice (written or oral) from any person whom the Adviser reasonably believes to be an authorized representative of the Client.

                  20.      Specimen Signatures

                           The Adviser will forward from time to time to the
Client and the Custodian for the Client's Investment Account, a list of names and specimen signatures of persons authorized to act on behalf of the Adviser. Each of the Client and Platinum UK will forward to the Adviser a list of names and specimen signatures of persons authorized to act on behalf of the Client and Platinum UK (as the case may be) and shall cause the Custodian of its Investment Account to forward a like list and specimen signatures to the Adviser.

                  21.      Invalid Provisions

                           If any provision of this Agreement is held to be
illegal, invalid or unenforceable under present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or its severance from this Agreement.

                  22.      Termination; Assignment; Amendment; Suspension

                           This Agreement may be terminated at any time by the
Client in respect of its Investment Account by giving to the Adviser at least thirty (30) days' prior written notice of such termination. This Agreement may be terminated at any time by the Adviser in respect of the Investment Account by giving to the Client at least thirty (30) days' prior written notice of such termination. Fees paid in advance of the effectiveness of the termination will be prorated to the date of termination specified in the notice of termination, and any unearned portion thereof will be refunded to the Client. No assignment, as that term is defined in the Advisers Act, shall be made by the Adviser without the written consent of the Client. No assignment shall be deemed to result from changes in the directors, officers or employees of the Adviser except as may be provided in the Advisers Act. The Adviser agrees that it will notify the Client of any change in the membership of the general partners of the Adviser within a reasonable time after such change. This Agreement may be amended or modified at any time by mutual agreement of the Client, Platinum UK and the Adviser in writing.

                           Upon receipt by the Adviser from Platinum UK of a
Notice of Exclusive Control (as defined under Section 2.3(i) of the Control Agreement) the Adviser shall cease management of the Investment Account as soon as reasonably practicable until such time that it is provided written notice from Platinum UK that it is instructed to recommence management of the Investment Account (the "Suspension Period"). Upon receipt by the Adviser from Platinum UK of a Notice of Revocation of that certain Power of Attorney, dated ____, 2002 (pursuant to which Adviser is permitted by Platinum UK to give instructions to Custodian on its behalf in accordance with the terms thereto, the "Power of Attorney"), the Adviser shall immediately cease to give instructions to the Custodian on behalf of Platinum UK unless and until the Adviser receives a substitute power of attorney on the same terms as the revoked Power of Attorney or on such other terms as may be mutually agreed between the Adviser and Platinum UK. The Adviser shall not be liable for any resulting investment or other loss, if any incurred by or charged to the Investment Account resulting from either (i) the Notice of Exclusive Control, or
(ii) delays incident to obtaining any consent from Platinum UK with respect to any action proposed to be taken with respect to the Investment Account that is required pursuant to the Control Agreement. Fees shall continue to accrue during the Suspension Period.

                  23.      Counterparts

                           This Agreement may be executed in two or more
counterparts, each one of which shall be deemed to be an original.

                  24.      Governing Law

                           To the extent Federal law does not apply, this
Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                  25.      Entire Agreement

                           This Agreement constitutes the entire agreement of
the parties with respect to management of the Investment Account.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives as of the date first above written.

                                       PLATINUM UNDERWRITERS BERMUDA, LTD.
                                         BY:    ________________________
                                                Name:
                                                Title:

                                         ADDRESS: Clarendon House
                                                  2 Church Street
                                                  Hamilton HM11
                                                  BERMUDA
                                                  Attention: Dawna L. Ferguson

                                       PLATINUM RE (UK) LIMITED

                                         BY:    ________________________
                                                Name:
                                                Title:

                                         ADDRESS: 52 Lime Street
                                                  London EC3M 7NL
                                                  UNITED KINGDOM
                                                  Attention: Guy Butler

                                         ALLIANCE CAPITAL MANAGEMENT L.P.

                                         BY:    Alliance Capital Management
                                                Corporation, its General Partner

                                         BY:    ________________________
                                                Louis T. Mangan
                                                Assistant Secretary

                                         ADDRESS: 1345 Avenue of the Americas
                                                  New York, New York 10105
                                                  Attn: Holly Spencer
                                            cc:   Managing Director,
                                                  Institutional Asset Management

                            New Account Documentation
                                      for

                       Platinum Underwriters Bermuda, Ltd.

The Adviser will require the documents identified below to establish its investment management relationship with Platinum Underwriters Bermuda, Ltd.

1.       Fully executed advisory agreement (with fee schedule attached).

2. Accurate list of securities to be transferred to new account unless initially consisting of cash or cash equivalents.

3. Written statement of investment objectives, guidelines and restrictions, if any.

4.       Form W-9/W-8, as applicable.

5.       List of Authorized Signatories.

6. Certified resolution of the Board of Directors or appropriate Committee authorizing appointment of the Adviser as investment adviser.

                                    EXHIBIT A

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                  FIXED INCOME INSURANCE ASSET MANAGEMENT FEES
                                  PREPARED FOR

                       Platinum Underwriters Bermuda, Ltd.

FOR MINIMUM FIXED INCOME ACCOUNT SIZE OF $1 BILLION

 Fee                          Assets
-----                      ------------
0.19%   on the first       $100 million
0.14%   on the next        $150 million
0.11%   on the next        $250 million
0.10%   on the balance

FOR FIXED INCOME ASSETS LESS THAN $1 BILLION

Fee                           Assets
-----                      ------------
0.20%   on the first       $100 million
0.15%   on the next        $150 million
0.12%   on the next        $250 million
0.10%   on the balance

                                   SCHEDULE A

                             INVESTMENT GUIDELINES

                              INVESTMENT GUIDELINES

                      PLATINUM UNDERWRITERS BERMUDA LIMITED
                            PLATINUM RE (UK) LIMITED

INVESTMENT OBJECTIVE:
The Fund's assets are managed to provide a high degree of investment income subject to risk, guidelines, appropriate liquidity considerations, and tax efficiency.
Other objectives include to maintain or enhance the Platinum Group's [Financial/Credit] rating and to generate a superior long-term total rate of return versus a benchmark.

PORTFOLIO DURATION:
The targeted duration of the portfolio will be that of the liability stream, which Platinum will provide as needed. If no liability stream is available, a duration target of 3.5 years will apply. The portfolio could deviate as much as +/- one year away from this target. There is no limitation placed on the duration of individual securities.

PORTFOLIO CREDIT QUALITY:
The average quality of the managed fund should be no less than A/A2.

---------------------------------------------------------------------------------------------------------------------------
                              SECURITY PARAMETERS:                                                 DIVERSIFICATION LIMITS
---------------------------------------------------------------------------------------------------------------------------
                                               SECURITY:                          RATING:
---------------------------------------------------------------------------------------------------------------------------
i.     GOVERNMENT            Government securities issued by OECD Governments    AA-/Aa3 or        100% per issuer 100% of
                                                                                 better            portfolio
---------------------------------------------------------------------------------------------------------------------------
ii.    MONEY MARKETS         Repurchase and reverse repurchase agreements                          3% per issuer 100% of
                                                                                                   portfolio
                             ----------------------------------------------------------------------------------------------
                             Negotiable Certificates of Deposit and Time         A-/A3 or better   3% per issuer 100% of
                             Deposits, Demand Notes and Funding Agreements                         portfolio
                             ----------------------------------------------------------------------------------------------
                             Commercial paper, including finance company paper   A1/P1 or better   3% per issuer 100% of
                             and asset-backed commercial paper                                     portfolio
---------------------------------------------------------------------------------------------------------------------------
iii.   MORTGAGE BACKED       Mortgage backed securities whose collateral is      A/A2 or better    5% per issuer 30% of
       SECURITIES AND        guaranteed by FNMA, FHLMC or GNMA - agency                            portfolio
       ASSET-BACKED          mortgage backed securities (pass-throughs and
       SECURITIES            CMOs)
                             ----------------------------------------------------------------------------------------------
                             Asset-backed securities (an asset-backed security   A/A2 or better    5% per issuer 20% of
                             issued by a discreet master trust will be thought                     portfolio
                             of as an individual issuer) - Public and 144a
                             asset-backed securities
                             ----------------------------------------------------------------------------------------------
                             Publicly issued private label pass-throughs and     A/A2 or better    5% per issuer 30% of
                             CMOs (excluding I/Os and P/Os)                                        portfolio
---------------------------------------------------------------------------------------------------------------------------
iv.    COMMERCIAL MORTGAGE   Commercial mortgage backed securities (including    A/A2 or better    3% per issuer 10% of
       BACKED SECURITIES     REITS)                                                                portfolio
---------------------------------------------------------------------------------------------------------------------------
v.     MUNICIPAL BONDS       Municipal securities, including "general            A-/A3 or better   3% per issuer 100% of
                             obligation" and "revenue" bonds*                                      portfolio
                                                                                -------------------------------------------
                                                                                 Greater than      3% per issuer 10% of
                                                                                 BBB-/Baa3, less   portfolio
                                                                                 than A-/A3
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
vi.    CORPORATE             Notes, debentures, medium term notes or secured     A-/A3 or better   3% per issuer 50% of
       SECURITIES            securities**                                                          portfolio
                                                                                -------------------------------------------
                                                                                 BBB-/Baa3         3% per issuer 20% of
                                                                                 or better         portfolio
                             ----------------------------------------------------------------------------------------------
                             Credit default swaps (only when the swap            A-/A3 or          3% per issuer 50% of
                             {unfunded version} can create more investment       better            portfolio
                             income than the bond for the same reference
                             entity).***
                                                                                -------------------------------------------
                                                                                 BBB-/Baa3 or      3% per issuer 20% of
                                                                                 better            portfolio
---------------------------------------------------------------------------------------------------------------------------
vii.   PREFERRED STOCKS      Preferred Stocks including Perpetual, Sinking       BBB-/Baa3 or      2.5% per issuer 10% of
                             Fund, Adjustable Rate and Fixed Rate                better            portfolio
---------------------------------------------------------------------------------------------------------------------------
viii.  SOVEREIGN AND         Sovereign securities                                AA-/Aa3 or        50% per issuer 50% of
       SUPRANATIONAL                                                             better            portfolio
       SECURITIES
                             ----------------------------------------------------------------------------------------------
                             Supranational securities                            AA-/Aa3 or        50% per issuer 50% of
                                                                                 better            portfolio
---------------------------------------------------------------------------------------------------------------------------

The per issuer limitations are a function of the market value of the combined accounts (US, Bermuda and UK).

The maximum percentage for all securities rated BBB/Baa is 20% of the portfolio.

A maximum of 30% of the portfolio to be invested in iii. Above.

OTHER RESTRICTIONS:

Futures and options are permitted, provided the instrument is used as a hedge, with specific prior approval from Platinum.

-         Swaps

-         Futures

-         Exchange traded options

-         Over-the-counter options

Structured securities or securities with embedded options are permitted. Leverage is not permitted.

In the case of a split rating, the lower of the ratings available shall apply.

Should a security be downgraded below investment grade (BBB-/Baa3) the manager must notify and consult with Platinum as soon as reasonably practicable, regarding the optimal timing of the disposal.

For securities with variable principal repayment, the estimated duration should be used with respect to the duration restrictions.

All holdings must be denominated in the base currency of the relevant portfolio (but including legacy currencies in the case of Euros).

WITHHOLDING TAXES:

No investments shall be made that give rise to withholding taxes unless the after-tax returns are competitive with available returns on which withholding taxes are not imposed, which will ordinarily only occur where the investor is able to utilize the withheld taxes as a credit against its domestic income tax liability. In general investments made with respect to the Bermuda account will, in the case of securities issued by U.S. issuers, be limited to securities that are eligible for the " portfolio interest exemption"- i.e., essentially securities that are in registered form and not issued by a 10% or more shareholder of Platinum Holdings.

KEY:

* General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds will be utilized when there is an after-tax benefit to the portfolio.

** No more than 25% of the portfolio assets can be invested in an industry.

*** For Credit Default Swaps, the rating of the reference entity will serve as the rating for the Swap.

****

                                   Schedule 4

                               Security Agreement

--------------------------------------------------------------------------------

                               SECURITY AGREEMENT

                          Dated as of November __, 2002

                                     between

                      PLATINUM UNDERWRITERS BERMUDA, LTD.,
                                   as Debtor,

                                       and

                            PLATINUM RE (UK) LIMITED,
                                as Secured Party

--------------------------------------------------------------------------------

                           THIS SECURITY AGREEMENT (this "Agreement"), dated as
of November __, 2002, is made and entered into by and between PLATINUM UNDERWRITERS BERMUDA, LTD, a company organized under the laws of Bermuda (the "Debtor"), and PLATINUM RE (UK) LIMITED, a company incorporated in the United Kingdom (the "Secured Party").

                             PRELIMINARY STATEMENTS

                  1. The Debtor and the Secured Party entered into that certain Quota Share Retrocession Agreement, dated as of November __, 2002 (as such agreement may be amended, modified or supplemented from time to time, the "Retrocession Agreement").

                  2. The Debtor and the Secured Party have appointed the Custodian (as hereinafter defined) to hold the Collateral (as hereinafter defined) as collateral agent and securities intermediary on behalf of the Secured Party pursuant to that certain Control Agreement, dated as of November __, 2002 among the Debtor, the Custodian and the Secured Party (the "Control Agreement"). The Debtor has also appointed the Investment Adviser (as hereinafter defined) to give advice from time to time in relation to the investment of such Collateral pursuant to that certain Discretionary Investment Advisory Agreement, dated as of November __, 2002 among the Debtor, the Investment Adviser and the Secured Party (the "Investment Advisory Agreement").

                  3. The parties hereto desire to enter into this Agreement, among other things, to grant to the Secured Party a continuing security interest in and to all of the Collateral as security for the Obligations (as hereinafter defined).

                  4. This Agreement is being entered into pursuant to the terms of Article 14(C) of the Retrocession Agreement.

                           NOW THEREFORE, in consideration of the foregoing and
for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                           Section 1.01      Definitions.

                           (a)      For all purposes of this Agreement
capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Retrocession Agreement, the Control Agreement and the Investment Advisory Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined) and all references in this Agreement to Sections are to Sections of this Agreement unless specified otherwise.

                           (b)      Except for the terms defined in this
Agreement, the Retrocession Agreement, the Control Agreement or the Investment Advisory Agreement all terms defined in Article 8 or 9 of the UCC which are used in this Agreement shall have the meaning specified in such Articles.

                           (c)      As used in this Agreement, the following
terms shall have the following meanings:

                           "Base Currency" means United States Dollars.

                           "Base Currency Equivalent" means, with respect to an
amount on a Valuation Date, in the case of an amount denominated in the Base Currency, such Base Currency amount and, in the case of an amount in a currency other than the Base Currency (the "Other Currency"), the amount in the Base Currency required to purchase such amount of the Other Currency at the spot exchange rate on such Valuation Date as reported by the Custodian in accordance with such agreement as may from time to time be in place for such purpose between the Custodian and the Debtor with the prior written consent of the Secured Party.

                           "Collateral" has the meaning assigned to that term in
Section 2.01 (a).

                           "Collateral Accounts" mean Deposit Account and
Securities Account.

                           "Control Agreement" has the meaning assigned to that
term in the Preliminary Statements.

                           "Credit Support Amount" means with respect to the
Secured Party on a Valuation Date and subject to Section 3.07 in the case of a dispute, an amount equal to the sum of (a) an amount equal to the product of 20/55 multiplied by the outstanding reinsurance recoveries owing to the Secured Party by the Debtor as at such Valuation Date under the Retrocession Agreement, plus (b) an amount equal to the product of 20/55 multiplied by the aggregate of the IBNR and unearned premium reserves attributable as at such Valuation Date to the Retrocession Agreement, in each such case as shown by statements prepared as at such Valuation Date by the Secured Party; provided, however, that the Credit Support Amount will be deemed to be zero if the calculation of the Credit Support Amount yields a number less than zero.

                           "Custodian" means State Street Bank and Trust
Company, a Massachusetts trust company, as Custodian for the Debtor pursuant to the Custodian Agreement, or such other custodian as the Debtor may from time to time appoint with the prior written consent of the Secured Party.

                           "Custodian Lien" means the lien on the Collateral
Accounts in favor of the Custodian created pursuant to the Control Agreement.

                           "Custodian Agreement" means that certain Custodian
and Investment Accounting Agreement dated as of November 1, 2002 among the Custodian, the Debtor and certain related parties, as amended or supplemented from time to time.

                           "Delivery Amount" has the meaning assigned to that
term in Section 3.02.

                           "Deposit Account" means the separate, segregated
Deposit Account listed on Schedule I hereto and any other deposit accounts and sub-accounts which are established by the Custodian under, and subject to, the Control Agreement.

                           "Disputing Party" has the meaning assigned to that
term in Section 3.07.

                           "Distributions" means, with respect to Collateral,
all interest, income and other payments and distributions of cash or other property in the nature of income with respect to that Collateral. Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Collateral.

                           "Eligible Credit Support" has the meaning assigned to
that term in the Investment Advisory Agreement.

                           "Event of Default" means a failure by the Debtor to
pay any amount due under the Retrocession Agreement within 90 days of the due date for payment.

                           "FSA" means the Financial Services Authority of the
United Kingdom.

                           "Governmental Authority" means any nation or
government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                           "Insolvency Event" means any one or more of the
following: (a) the Debtor becomes unable to pay its debts as they fall due, or
(b) the appointment of an administrator, receiver manager or administrative receiver with respect to any of the assets or undertaking of the Debtor, or (c) the presentation of any petition or making of any order for the administration or winding up of the Debtor or the taking of any other step in insolvency proceedings with respect to the Debtor, or (d) the grant of any moratorium in respect of the indebtedness of the Debtor or the entry into or proposal by the Debtor of any composition or compromise with its creditors.

                           "Investment Adviser" means Alliance Capital
Management L.P. or such other investment adviser as the Debtor may from time to time appoint with the prior written consent of the Secured Party.

                           "Investment Advisory Agreement" has the meaning
assigned to that term in the Preliminary Statements.

                           "Local Business Day" means:

                           (a)      in relation to a transfer of cash or other
property (other than securities) under this Agreement, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment;

                           (b)      in relation to a transfer of securities
under this Agreement, a day on which the clearance system agreed between the parties for delivery of the securities is open for the acceptance and execution of settlement instructions or, if delivery of the securities is contemplated by other means, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place(s) agreed between the parties for this purpose;

                           (c)      in relation to a valuation under this
Agreement, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place of location of the Custodian and in the place(s) agreed between the parties for this purpose; and

                           (d)      in relation to any notice or other
communication under this Agreement, in the place specified in the address for notice most recently provided by the recipient.

                           "Notification Time" means 1:00 p.m., New York time,
on a Local Business Day.

                           "Notice of Exclusive Control" has the meaning
assigned to that term in the Control Agreement.

                           "Obligations" means all present and future
obligations from time to time of the Debtor under the Retrocession Agreement and this Agreement.

                           "Person" means an individual, partnership,
corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                           "Proceeds" has the meaning assigned to that term in
Section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, the following property: (i) whatever is acquired upon the sale, lease, license, exchange, or other disposition of the Collateral, (ii) whatever is collected on, or distributed on account of, the Collateral, (iii) rights arising out of the Collateral, (iv) to the extent of the value of collateral, claims arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to, the Collateral, or (v) to the extent of the value of collateral and to the extent payable to the Debtor or the Secured Party, insurance payable by reason of the loss or nonconformity of, defects or infringement of rights in, or damage to, the Collateral.

                           "Property" means, with respect to any Person, any
money, cash, cash equivalents, securities, investments, financial assets, security entitlements or other investment property.

                           "Recalculation Date" means a Valuation Date that
gives rise to a dispute under Section 3.07; provided, however, that if a subsequent Valuation Date occurs under Section 3.02 or 3.03 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Section 3.02 or 3.03, as applicable.

                           "Relevant Event" means any one or more of the
following: (a) an Event of Default, or (b) the Debtor's failure to perform or otherwise comply or procure compliance with any of its obligations under the Retrocession Agreement, other than a failure constituting an

Event of Default, if such failure continues for five Local Business Days after receiving from the Secured Party a written notice thereof, or (c) the Debtor's failure to perform or otherwise comply with any of its obligations under this Agreement, or (d) any Insolvency Event, or (e) the Investment Adviser's failure to comply with any investment objectives, policies and restrictions as in effect from time to time under the Investment Advisory Agreement, or (f) an amendment or replacement of categories of securities constituting the Eligible Credit Support or adoption of any additional investment objectives, policies and restrictions that would be in conflict with the definition of Eligible Credit Support either by the Debtor or by the Investment Adviser, in each case without the prior written consent of the Secured Party, or (g) the Custodian's failure to perform or otherwise comply with any of its obligations under the Control Agreement, or (h) the Custodian's failure to perform or otherwise comply with any of its obligations under the Custodian Agreement, if such failure impairs the security interest granted to the Secured Party under this Agreement.

                           "Requirement of Law" means, as to any Person, the
certificate of incorporation and by-laws or other organizational or governing documents of such Person, and all Federal, state, local and foreign laws, rules and regulations, the rules of the National Association of Securities Dealers and all orders, judgments, decrees or other determinations of any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                           "Resolution Time" means 1:00 p.m., New York time, on
the Local Business Day following the date on which a notice is given that gives rise to a dispute under Section 3.07.

                           "Retrocession Agreement" has the meaning assigned to
that term in the Preliminary Statements.

                           "Return Amount" has the meaning assigned to that term
in Section 3.03.

                           "Securities Account" means the separate, segregated
Securities Account listed on Schedule I hereto and any other securities accounts and sub-accounts which are established by the Custodian under, and subject to, the Control Agreement.

                           "Settlement Day" means, in relation to a date, (i)
with respect to a transfer of cash or other property (other than securities), the next Local Business Day and (ii) with respect to a transfer of securities, the first Local Business Day after such date on which settlement of a trade in the relevant securities, if effected on such date, would have been settled in accordance with customary practice when settling through the clearance system agreed between the parties for delivery of such securities or, otherwise, on the market in which such securities are principally traded (or, in either case, if there is no such customary practice, on the first Local Business Day after such date on which it is reasonably practicable to deliver such securities).

                           "Substitute Credit Support" has the meaning assigned
to that term in Section 3.06(a).

                           "Substitution Date" has the meaning assigned to that
term in Section 3.06(b).

                           "Substitution Notice" has the meaning assigned to
that term in Section 3.06(a).

                           "UCC" means the Uniform Commercial Code as in effect
from time to time in the Commonwealth of Massachusetts. All terms used herein without definitions that are defined in the UCC shall have the respective meanings given to those terms in the UCC, except where the context otherwise requires.

                           "USD" means United States Dollars.

                           "Valuation Agent" means the Secured Party or such
other person as the Debtor and the Secured Party may from time to time jointly designate as Valuation Agent.

                           "Valuation Date" means the date of this Agreement,
1st January, 1st April, 1st July and 1st October in each calendar year and the date of occurrence of any Relevant Event.

                           "Valuation Time" means the close of business on the
Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

                           "Value" means for any Valuation Date or other date
for which Value is calculated, and subject to Section 3.07 in the case of a dispute, with respect to Eligible Credit Support or Collateral that is: (a) an amount of cash, the Base Currency Equivalent of such amount; and (b) a security, the Base Currency Equivalent of its asset value as reported by the Custodian in accordance with such agreement as may from time to time be in place for such purpose between the Custodian and the Debtor with the prior written consent of the Secured Party, provided, however, that the Value of the Eligible Credit Support that is transferred into the Collateral Accounts as at the date of this Agreement shall be determined by the Investment Adviser pursuant to the terms of the Investment Advisory Agreement.

                                   ARTICLE II

                               SECURITY INTEREST

                           Section 2.01     Grant of Security Interest. (a) The
Debtor hereby assigns, pledges, conveys, sets over and transfers unto the Secured Party, and does hereby grant to the Secured Party, a continuing first priority security interest (subject to the Custodian Lien) in all of the right, title and interest of the Debtor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                                    (i)      the Deposit Account, including any
         credit or other balances of account credited thereto or carried therein or other amounts transferred thereto;

                                    (ii)     the Securities Account, including
         any credit or other balances of account credited thereto or carried therein or other amounts transferred thereto;

                                    (iii)    all Eligible Credit Support, all
         other Property transferred or required to be transferred from time to time in, or credited to or required to be credited from time to time to, the Collateral Accounts; provided, however, that, except as expressly provided in Section 4.04, Distributions shall not constitute Collateral;

                                    (iv)     all rights, claims and causes of
         action, if any, that the Debtor may have against any Person in respect of the foregoing; and

                                    (v)      all Proceeds of any or all of the
         other Collateral.

                           (b)      The Debtor agrees that this Agreement, the
security interest granted pursuant to this Agreement and all rights, remedies, powers and privileges provided to the Secured Party under this Agreement are in addition to and not in any way affected or limited by any other security now or at any time held by the Secured Party to secure payment and performance of the Obligations.

                           Section 2.02     Security for Obligations. The
Collateral secures the prompt and complete payment and performance of all the Obligations.

                           Section 2.03     Continued Perfection of Security
Interest. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment and performance in full of the Obligations. The security interest created under this Agreement shall not be impaired by any intermediate payment or performance of the whole or any part of the Obligations but shall secure the ultimate balance of the Obligations. The Debtor agrees that it will not take any actions or fail to perform any of its duties or obligations under this Agreement so that after giving effect to such action or inaction the Secured Party will then, or with the passage of time, cease to have a first priority perfected security interest (subject to the Custodian Lien) in any of the Collateral; provided, however, that investments, cash, securities, interest, dividends, financial assets or any other Property withdrawn from the Collateral Accounts in accordance with Section 3.02, 3.06(b), 4.03(a) or 6.01 shall not be Collateral from and after the time of such withdrawal.

                           Section 2.04     Power of Attorney. The Debtor hereby
irrevocably appoints the Secured Party as its attorney-in-fact with right of substitution, so that the Secured Party or any other Person empowered by the Secured Party shall be authorized, without need of further authorization from the Debtor, at any time upon the occurrence of and during the continuance of any Relevant Event, in the Secured Party's discretion to take any and all actions authorized or permitted to be taken by the Secured Party under this Agreement or by law, including but not limited to the power to:

                                    (a)      take any action and execute or
                           otherwise authenticate any instrument or other record which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including but not limited to, perfection of the security interest created under this Agreement in any jurisdiction in any part of the world;

                                    (b)      execute any transfer, bill of sale
                           or other assurance in respect of the Collateral;

                                    (c)      exercise all the rights and powers
                           of the Debtor in respect of the Collateral;

                                    (d)      ask for, demand, collect, sue for,
                           recover, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

                                    (e)      receive, indorse, and collect any
                           drafts or other instruments, documents and chattel paper, in connection therewith; and

                                    (f)      file any claims or take any action
                           or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

                           The Debtor hereby confirms and ratifies any and all
actions and things performed or done by the Secured Party as the Debtor's attorney-in-fact or any of its representatives in each case pursuant to the powers granted hereunder.

                           This special power of attorney shall be deemed
coupled with an interest, and cannot be revoked by the Debtor until all of the Obligations have been paid and performed in full and the Retrocession Agreement has been terminated.

                                   ARTICLE III

                           CREDIT SUPPORT OBLIGATIONS

                           Section 3.01     Initial Credit Support. On the date
of this Agreement, the Debtor is transferring, or causing to be transferred, into the Collateral Accounts Eligible Credit Support having the Value as at the date of this Agreement at least equal to 20/55 of the premia ceded by the Secured Party to the Debtor under the Retrocession Agreement.

                           Section 3.02     Delivery Amount. Subject to Section
3.07, on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date is greater than zero, then the Debtor shall transfer, or cause to be transferred, into the Collateral Accounts on the terms of this Agreement, Eligible Credit Support having a Value as of the date of transfer at least equal to the applicable Delivery Amount (rounded up, if necessary, to the nearest integral multiple of USD 10,000). The "Delivery Amount" applicable to the Debtor for any Valuation Date will equal the amount by which: the Credit Support Amount exceeds the Value as of that Valuation Date of all Collateral under this Agreement (as adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

                           Section 3.03     Return Amount. Subject to Section
3.07, on or promptly following a Valuation Date, if the Return Amount for that Valuation Date is greater than zero, then the Secured Party shall, upon the Debtor's request, join the Debtor in instructing the Custodian to release Collateral, specified by the Debtor in such demand, having a Value as of the date of transfer as close as practicable to the applicable Return Amount (rounded down, if necessary, to the nearest integral multiple of USD 10,000), provided, however, that no Relevant Event has occurred and is continuing. The "Return Amount" applicable with respect to any Valuation Date will equal the amount by which the Value as of that Valuation Date of all Collateral under this Agreement (as adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date) exceeds the Credit Support Amount.

                           Section 3.04     Transfers. Subject to Section 3.07
and unless otherwise agreed between the parties from time to time, if an obligation to transfer Eligible Credit Support or Collateral has become due by the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the date such obligation has become due; if an obligation becomes due after the Notification Time, then the relevant transfer will be made not later than the close of business on the Settlement Day relating to the day after the date such obligation became due.

                           Section 3.05     Calculations.

                           (a)      All calculations of Value for purposes of
this Article III shall be requested to be made by the Valuation Agent as of the relevant Valuation Time in accordance with such agreement as may from time to time be in place for such purpose between the Valuation Agent and the Debtor and, unless the Secured Party itself acts as a Valuation Agent, with the prior written consent of the Secured Party. The Valuation Agent shall be requested to notify each party of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or, in the case of Section 3.07, following the date of calculation).

                           (b)      All calculations of Credit Support Amount
for purposes of this Article III shall be made by the Secured Party as of the relevant Valuation Time. The Secured Party shall notify the Custodian and the Debtor of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date.

                           (c)      The parties agree that valuations reported
by the Valuation Agent for the purpose of this Agreement shall prevail over any valuations performed by or for the Investment Adviser pursuant to the terms of the Investment Advisory Agreement.

                           Section 3.06     Substitutions.

                           (a)      The Debtor (acting, where applicable,
through the Investment Adviser) may on any Local Business Day by notice (a "Substitution Notice") inform the Secured Party and the Custodian that it wishes to substitute the Eligible Credit Support specified in that Substitution Notice (the "Substitute Credit Support") for certain Eligible Credit Support specified in the Substitution Notice and held in the Collateral Accounts (the "Original Credit Support").

                           (b)      Following the service of such Substitution
Notice, the Original Credit Support shall be released, upon joint written instructions by the Secured Party and the Debtor, to the Debtor against delivery of the Substitute Credit Support (or an undertaking for such delivery) in accordance with the customary settlement procedures (the "Substitution Date"); provided, however, that no Relevant Event has occurred and is continuing.

                           Section 3.07     Disputed Calculations or Valuations.

                           (a)      If a party (a "Disputing Party") reasonably
disputes the Value of any transfer of Eligible Credit Support or Collateral, then:

                                    (i)     the Disputing Party shall notify
         the other party and, unless the Secured Party itself acts as a Valuation Agent, the Valuation Agent not later than the close of business on the Local Business Day following the date of transfer;

                                    (ii)    the parties will consult with each
         other in an attempt to resolve the dispute; and

                                    (iii)   if they fail to resolve the dispute
         by the Resolution Time, then the Valuation Agent will be requested to recalculate the Value as of the date of the transfer.

                           Following a recalculation pursuant to this Section
3.07(a), the Valuation Agent shall notify each party as soon as possible but in any event not later than the Notification Time on the Local Business Day following the Resolution Time. The parties shall, following such notice by the Valuation Agent or a resolution pursuant to this Section 3.07(a)(ii) above, and subject to Section 3.04, join in giving the necessary instructions to the Custodian to make the appropriate transfer; provided, however, that the Secured Party shall not be obliged to join in giving such instructions if it has delivered a Notice of Exclusive Control or such Notice of Exclusive Control has not been revoked or rescinded by the Secured Party, or a Relevant Event has occurred and is continuing.

                           (b)      The failure by the Debtor to make a transfer
of any amount which is the subject of a dispute to which this Section 3.07(a) applies shall not constitute a Relevant Event for so long as the procedures set forth in this Section 3.07 are being carried out. For the avoidance of doubt, upon completion of those procedures, any failure by the Debtor to make a transfer required under the final sentence of this Section 3.07(a) on the relevant due date shall constitute a Relevant Event.

                                   ARTICLE IV

                                   COLLATERAL

                           Section 4.01     No Duty. Except to the extent
otherwise required by applicable law, the Secured Party will have no duty with respect to Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining to Collateral.

                           Section 4.02     Custodians.

                           (a)      The Debtor shall appoint the Custodian to
hold Collateral in accordance with the Control Agreement, and the Debtor shall cause all such Collateral to be transferred to, and held by, the Custodian.

                           (b)      The Debtor shall be liable for the acts or
omissions of the Custodian and the Investment Adviser to the same extent that the Debtor would be liable under this Agreement for its own acts or omissions.

                           Section 4.03     Maintenance of Collateral Accounts.
In addition to, and not in limitation or in lieu of, the obligation of Custodian to honor entitlement orders as provided in the Control Agreement,

                           (a)      the Secured Party agrees that until such
time, if any, that the Secured Party delivers a Notice of Exclusive Control to the Custodian, the Debtor shall be entitled (i) subject to Section 3.06(b), to give, jointly with the Secured Party, entitlement orders and all other forms of instructions to invest, through the Investment Adviser, where applicable, the Collateral held in the Collateral Accounts solely in cash or categories of securities defined as Eligible Credit Support, which upon their acquisition shall constitute the Collateral, (ii) subject to Section 4.04, to receive and give entitlement orders and all other forms of instructions with respect to all Distributions (subject, where applicable, to prior deduction by the Custodian of any fees or expenses owed to Custodian by the Debtor for the provision of its custodial services from time to time), and (iii) to exercise, or to direct the Custodian to exercise on its behalf, any voting rights attached to any of the Collateral (but only in a manner consistent with the terms of this Agreement); provided that the Debtor shall not have the authority to (x) terminate or close the Collateral Accounts, or (y) sell, transfer, exchange, assign, lease or hire out, factor, discount, license, lend, part with its interest in or otherwise dispose of any of the Collateral or permit the same to occur, or agree to do any of the foregoing, without prior written consent of the Secured Party (to be evidenced, where appropriate, by execution of joint instructions by the Debtor and the Secured Party), except as expressly permitted under this Agreement. The Secured Party agrees that (i) until a Relevant Event occurs, it shall not give entitlement orders, deliver Notice of Exclusive Control or give any other forms of instructions with regard to the Collateral Accounts and the financial assets and other Property on deposit therein or credited thereto (other than joint instructions in accordance with this Agreement), and (ii) it shall join the Debtor in giving instructions requested by or on behalf of the Debtor so long as no Relevant Event then exists or would be caused by the execution of such instructions.

                           (b)      if at any time the Secured Party delivers a
Notice of Exclusive Control to the Custodian, the Debtor agrees that, from and after delivery thereof until the written revocation or rescission of such notice by the Secured Party, (i) the Secured Party shall be the sole Person to give all entitlement orders and other demands and instructions with respect to the Collateral Accounts or any financial asset credited thereto or carried therein or any other Collateral, (ii) if it has received any Collateral from the Custodian in violation of the terms of the Control Agreement, it shall hold such Collateral in trust for the Secured Party and shall promptly thereafter deliver such Collateral to the Secured Party and (iii) it shall execute and deliver, and use its best efforts to cause the Custodian to execute and deliver, to the Secured Party all proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise any voting or other consensual rights pertaining to any Collateral. Notice of Exclusive Control shall be deemed to be revoked or rescinded upon receipt by the Custodian from the Secured Party of written notice thereof. The Secured Party agrees to deliver a notice of revocation or rescission upon request of the Debtor at any time when no Relevant Event has occurred or is continuing.

                           Section 4.04     Distributions. Subject, where
applicable, to prior deduction by the Custodian of any fees or expenses owed to the Custodian by the Debtor for the provision of its custodial services from time to time, the Custodian shall, upon proper written instructions by the Debtor, credit the Distributions to Debtor's custodial account held with the Custodian or any other account designated by the Debtor; provided, however, that the Secured Party has not delivered a Notice of Exclusive Control that has not been revoked or rescinded by the Secured Party, and that a Relevant Event has not occurred and is continuing. The Secured Party shall execute such instructions, if any, as may be required to permit such credit to be effected. Any Distributions (or portion thereof) not credited pursuant to this Section
4.04 shall constitute Collateral and will be subject to the security interest granted under Section 2.01 (a) or otherwise will be subject to the set-off provided in Section 6.01(c).

                                    ARTICLE V

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                           The Debtor represents, warrants and covenants, which
representations, warranties and covenants shall be deemed to be repeated as of each date on which the Debtor transfers, or causes to be transferred, any Eligible Credit Support into the Collateral Accounts and shall survive execution and delivery of this Agreement and the payment in full of the Obligations, as follows:

                           Section 5.01     Power to Grant Security Interest.
The Debtor has the power to grant a security interest in any Collateral pursuant hereto and has taken all necessary actions to authorize the granting of that security interest.

                           Section 5.02     Necessary Filings. All filings,
registrations and recordings necessary or appropriate to create, preserve, protect and perfect, to the extent a security interest may be perfected thereby, the security interest granted by the Debtor to the Secured Party hereby in respect of the Collateral have been accomplished, and the first priority security interest granted to the Secured Party pursuant to this Agreement (subject to the Custodian Lien) in and to the Collateral constitutes a valid first priority perfected security interest which is superior and prior to the rights of all other Persons (other than the Custodian Lien) and enforceable against the Debtor (including in Bermuda) and, in each case, subject to no other Liens, sales, assignments, conveyances, settings over or transfers.

                           Section 5.03     No Liens. The Debtor is the owner of
all Collateral free from any Lien or other right, title or interest of any Person (other than the Custodian Lien), and the Debtor shall defend such Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

                           Section 5.04     Other Financing Statements. There is
no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and so long as any of the Obligations remain unpaid, the Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby.

                           Section 5.05     Consents. No consent of any Person
and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority of any jurisdiction is required as of the date of the execution and delivery of this Agreement for (i) the grant by the Debtor of the pledge, assignment and security interest granted hereby with respect to the Collateral, (ii) the execution, delivery or performance of this Agreement by the Debtor, (iii) the pledge, assignment and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge, assignment and security interest with respect to the Collateral (subject to the Custodian Lien)) other than the execution and delivery of the Control Agreement and filing of appropriate financing statements or similar filings or notifications in respect of the Collateral in the manner described in the opinions of Massachusetts counsel to the Debtor and Bermuda counsel to the Debtor or (iv) the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                           (b)      The Debtor shall use its best efforts to
obtain after the date of the execution and delivery of this Agreement such other consents, authorizations, and approvals and obtain such other actions by, and provide such notices to or make such filings with, any Governmental Authority of any jurisdiction as may be, in the reasonable judgment of the Secured Party, necessary after the date of this Agreement (i) for the grant by the Debtor of the pledge, assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor, (ii) for the pledge, assignment and security interest created hereby with respect to the Collateral (including the first priority nature of such pledge, assignment and security interest with respect to the Collateral (subject to the Custodian
Lien)) or (iii) for the exercise by the Secured Party of the rights, remedies and powers provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

                           Section 5.06     Further Actions. The Debtor will, at
its own expense, make, execute, endorse, acknowledge, or otherwise authenticate and file and/or deliver to the Secured Party from time to time such confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates and other assurances, instruments or other records, and take such further steps relating to the Collateral and other property or rights covered by the interests hereby granted, which the Secured Party, upon written direction, deems reasonably appropriate or advisable to perfect, preserve or protect its security interests in the Collateral.

                           Section 5.07     Financing Statements. The Debtor
agrees to execute or otherwise authenticate (if necessary) and deliver to the Secured Party such financing statements (or similar statement or instrument of registration under the law of any jurisdiction), in form acceptable to the Secured Party as it may from time to time reasonably request or as are necessary or desirable in its reasonable opinion to establish and maintain the security interests contemplated hereunder as valid, enforceable and first priority security interests (subject to the Custodian Lien) as provided herein and the other rights and security contemplated herein, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other Requirement of Law. The Debtor will pay any applicable filing fees and related expenses. The Debtor authorizes the Secured Party to file any such financing statements without the signature of the Debtor.

                                   ARTICLE VI

                   REMEDIES UPON OCCURRENCE OF RELEVANT EVENT

                           Section 6.01     Remedies; Obtaining and Disposition
of the Collateral Upon Default. The Debtor agrees that, if any Relevant Event has occurred and is continuing, then and in every such case, subject to any Requirements of Law, the Secured Party may:

                           (a)      deliver a Notice of Exclusive Control,
instructions or entitlement orders with respect to the Collateral Accounts or the Collateral;

                           (b)      exercise in respect of the Collateral, in
addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC to enforce this Agreement and the security interest contained herein, and also may (A) if applicable, require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party that is reasonably convenient to both parties, or (B) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, at least thirty (30) days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

                           (c)      hold any money held by the Secured Party as
Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, as collateral for, and/or, then, or at any time thereafter, apply such amounts, in whole or in part, against all or any part of the Obligations, and to make any currency conversions or effect any transaction in currencies which it thinks fit, and to do so at such times and rates as it thinks proper; and

                           (d)      exercise any and all rights and remedies of
the Debtor under or in respect of the Collateral.

                           Section 6.02     Waiver of Claims. Except as
otherwise provided in this Agreement, the Debtor hereby waives, to the extent permitted by all Requirements of Law:

                           (a)      all damages occasioned by taking of
possession except any damages which are the direct result of the gross negligence or willful misconduct of the Secured Party or any Person acting on its behalf or instruction;

                           (b)      all other requirements as to the time, place
and terms of sale or other requirements with respect to the enforcement of the Secured Party's rights hereunder; and

                           (c)      all rights of redemption, appraisement,
valuation, stay, extension or moratorium now or hereafter in force under any Requirement of Law in order to prevent or delay the enforcement of this Agreement (including, without limitation, any right to claim that such enforcement should be stayed pending the outcome of any other action or proceeding (including any arbitration proceeding)) or the absolute sale of the Collateral or any portion thereof, and the Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such Requirements of Law.

                           Any sale of, or the grant of options to purchase, or
any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Debtor.

                           Section 6.03     Deficiencies and Excess Proceeds.
The Secured Party shall transfer, or cause to be transferred, to the Debtor any proceeds and Collateral remaining after exercising remedies under Section 6.01 and after satisfaction in full of all amounts payable by the Debtor with respect to any Obligations. For the avoidance of doubt, it is understood that the Debtor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.

                           Section 6.04     Remedies Cumulative. No failure or
delay on the part of the Secured Party, in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Secured Party shall operate as a waiver hereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

                           Section 6.05     Discontinuance of Proceedings. In
case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Debtor, the Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

                                   ARTICLE VII

                                  MISCELLANEOUS

                           Section 7.01     Expenses.

                           (a)      Except as otherwise provided in this Section
7.01(b) and 7.01(c), each party will pay its own costs and expenses (including any stamp, transfer or similar transaction tax or duty payable on any transfer it is required to make under this Agreement) in connection with performing its obligations under this Agreement and neither party will be liable for any such costs and expenses incurred by the other party.

                           (b)      The Debtor shall promptly pay when due all
taxes, assessments or charges of any nature that are imposed with respect to Collateral upon becoming aware of the same.

                           (c)      All reasonable costs, expenses, charges and
fees paid or incurred by the Secured Party in the exercise of any of the rights, remedies or powers granted hereunder shall be for the account of the Debtor, and the Debtor undertakes promptly on demand to pay the same or, as the case may be, to reimburse the Secured Party and/or its agents, representatives, successors and assigns as the case may be, for any monies paid by it with interest thereon to the extent that there are then insufficient funds available in the Collateral Accounts for this purpose.

                           Section 7.02     Notices. All communications between
the parties hereto or notices provided herein to be given may be given to the following addresses:

                           If to the Secured Party:

                                    Platinum Re (UK) Limited
                                    52 Lime Street
                                    London EC3M 7NL
                                    United Kingdom
                                    Attn: Guy Butler
                                    Telephone No.: 44-207-220-8110
                                    Facsimile No.: 44-207-623-6610

                           If to the Debtor:

                                    Platinum Underwriters Bermuda, Ltd.
                                    Clarendon House
                                    2 Church Street
                                    Hamilton HM 11
                                    Bermuda

                                    Attention: Dawna L. Ferguson
                                    Telephone No.: 441-295-5950
                                    Facsimile No.: 441-292-4720

                           All notices or other communications required or
permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by internationally recognized overnight delivery service, or (c) if sent by facsimile transmission. Notice so given shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered during normal business hours on a Local Business Day to an addressee in accordance with this Section 7.02 and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location by the giving of 30 days notice to the other parties in the manner set forth hereinabove.

                           Section 7.03     Instructions. All entitlement orders
and other instructions and communications that the Debtor is entitled, or desires, to give or make under this Agreement may be given or made either by the Debtor itself or by the Investment Adviser, acting on behalf of the Debtor. All entitlement orders and other instructions and communications that the Secured Party is entitled, or desires, to give or make under this Agreement may be given or made either by the Secured Party itself or by its attorney in fact, including, without limitation, until notice of revocation is delivered to the Debtor and the Investment Adviser, the Investment Adviser.

                           Section 7.04     Waiver; Amendment. This Agreement
may be changed, waived, discharged, or terminated only by an instrument in writing executed by all of the parties hereto.

                           Section 7.05     Obligations Absolute. The
obligations of the Debtor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:
(a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Retrocession Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or the Retrocession Agreement or any other instrument or agreement referred to therein; (c) any furnishing of any additional security to the Secured Party or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Secured Party; or (d) any invalidity, irregularity or unenforceability of all or part of the Obligations or of any security therefor.

                           Section 7.06     Successors and Assigns. This
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Debtor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Secured Party.

                           Section 7.07     Headings Descriptive, etc. The
headings of the sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                           Section 7.08     Governing Law; Submission to
Jurisdiction and Venue. This Agreement is a contract made under the laws of The Commonwealth of Massachusetts of the United States of America and shall for all purposes be governed by and construed in accordance with the laws of such Commonwealth. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of The Commonwealth of Massachusetts in the County of Suffolk, or in the federal courts of the United States for the District of Massachusetts, it being understood that nothing herein shall affect the right of the Secured Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Debtor in any jurisdiction, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon the Debtor, and may be enforced in any jurisdiction, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

                           (b)      The Debtor hereby irrevocably waives any
objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                           Section 7.09     Waiver of Jury Trial. Each of the
Debtor and the Secured Party hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out or relating to this Agreement, or any other instrument or document delivered hereunder or thereunder.

                           Section 7.10     Termination; Release. This Agreement
shall terminate on the earlier of (i) the irrevocable payment and performance in full of the Obligations (other than contingent surviving obligations) or (ii) subject to the prior consent of the FSA, the third anniversary of the date of this Agreement, provided, however, that no Relevant Event shall have occurred and be continuing. Upon such termination, the Secured Party shall, at the Debtor's expense, execute and deliver to the Debtor such documents, and take such other acts, as the Debtor shall reasonably request to evidence, or give effect to, such termination.

                           Section 7.11     Reinstatement. Notwithstanding
anything herein to the contrary, this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Debtor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Debtor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                           Section 7.12     Counterparts. This Agreement may be
executed in counterparts, each of which when so executed and delivered shall be an original, and both of which shall together constitute one and the same instrument.

                           Section 7.13     Severability. In case any one or
more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected and/or impaired thereby.

                            [SIGNATURE PAGE FOLLOWS.]

                           IN WITNESS WHEREOF, the parties hereto have caused
this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                            PLATINUM UNDERWRITERS BERMUDA, LTD.,
                                            as Debtor

                                            By:________________________________
                                            Name:
                                            Title:

                                            PLATINUM RE (UK) LIMITED, as Secured
                                            Party

                                            By:________________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE I

                               COLLATERAL ACCOUNTS

                                Deposit Account

                     Description                    Number
Platinum Underwriters Bermuda fbo Platinum Re (UK)  54798079

                               Securities Account

                     Description                    Number
Platinum Underwriters Bermuda fbo Platinum Re (UK)   CIW7

                                      E-ii